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EUREKA
FUNDS

                                                              ANNUAL REPORT
                                                              September 30, 2001











                                                                        DISCOVER
                                                                     DISCIPLINED

                                                                       INVESTING

                                                             TABLE OF CONTENTS





Chairman's Letter.......................................................  1
Investment Management Philosophy........................................  3
Eureka Equity Fund Commentary...........................................  4
Eureka Equity Fund Review...............................................  5
Eureka Global Asset Allocation Fund Commentary..........................  6
Eureka Global Asset Allocation~Fund Review..............................  7
Eureka Investment Grade Bond Fund Commentary............................  8
Eureka Investment Grade Bond Fund Review................................  9
Eureka Prime Money Market Fund Commentary............................... 10
Eureka U.S.~Treasury Obligations Fund Commentary........................ 11
Schedules of Portfolio Investments...................................... 12
Statements of Assets and Liabilities.................................... 41
Statements of Operations................................................ 43
Statements of Changes in Net Assets..................................... 45
Notes to the Financial Statements....................................... 50
Financial Highlights.................................................... 55
Report of Independent Auditors.......................................... 70

This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please call 1-888-890-8121 for a prospectus, which contains more complete information on the Eureka Funds, including fees and ongoing expenses. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services. Eureka Investment Advisors are the Investment Advisor to the funds and receives fees for those services.

MUTUAL FUNDS: ARE NOT FDIC-INSURED o HAVE NO BANK GUARANTEE o MAY LOSE VALUE

                                                              September 30, 2001
                                                               CHAIRMAN'S LETTER
DEAR SHAREHOLDER

The terrorist attacks of September 11 shocked our nation and changed our lives in many ways. All of us at the Eureka Funds express our heartfelt sympathy to everyone directly affected, especially those whom lost family, friends, and co-workers.

At a time like this, it is natural to feel anxious about many things, including your financial future. You may even wonder if worrying about money is appropriate in the face of such tragedy. Yet financial markets are essential to the American way of life. When terrorists struck the World Trade Center, they were attacking the symbol of our economic power. But catastrophic as it was, this event failed to undermine the fundamental strength of the American economy.

Surely, in the short-term, we will see continued volatility. The economy was in a downturn even before September 11, and the negative impact on businesses such as airlines, hotel and travel will deepen that trend. For the longer term, a look back at history can provide valuable--and encouraging--insight into what lies ahead.

Since 1945, the stock market, as measured by the Standard & Poor's 500 Stock Index (the "S&P 500"), has survived seven bear markets, including the current one. We believe long-term investors who took advantage of "bargain" prices by investing during these downturns reaped far greater rewards than those who waited for the market to rebound.(1)

For example, during the bear market of 1973-74, the S&P 500 dropped more than 48% between January 11, 1973, and October 3, 1974. However, by the end of that same October (1974), it had rebounded by 16.57%. In less than one month, the S&P regained more than one-third of what it had lost in the prior 21 months. The investor who jumped into the market on October 1, 1974, when the bear market was at its fiercest, could have hypothetically grown a $10,000 investment into $532,630 by December 31, 2000. An investor who waited for the market to "recover" (that is, until January 1, 1976) would have accumulated only $354,865 by December 31, 2000, for the same $10,000 investment.*

The stock market can fluctuate dramatically on a day-to-day basis. However, if you look at the stock market for a 10- to 20-year period, you would see that the potential for producing positive results greatly increases. In fact, from 1926 to 2000--including the years of the Great Depression--those who invested in the stock market for a ten-year period made money at least 19 out of 20 times.*

[PHOTO]
HOWARD N. GOULD
Vice Chairman Community & Retail Banking
Group

Howard Gould, Vice Chairman, joined United California Bank in April 1992 (then Sanwa Bank California). He is responsible for the bank's Community & Retail Banking Group which includes all Branch Banking Offices, Consumer and Small Business Lending, Electronic and Telephone Banking, Operations Services, Technology Services, Wealth Management Division, Retail Product Management and Promotion, and Planning & Administration.

Gould began his financial career in 1971 at Bank of America. In 1976, he was named Director of the California Chamber of Commerce's Small Business Department in Sacremento. From there, Gould became the Principal Consultant and Director of Research for the Assembly Members of the California State Legislature. In 1979, he was named Vice President of Public Affairs at Wells Fargo Bank in San Francisco.

In 1983, Gould was appointed by Governor George Deukmejian to the California State Banking Department as Chief Deputy Superintendent of Banks. His second appointment came in 1985, when he was named Deputy Secretary of the California Business, Transportation & Housing Agency, responsible for oversight and planning of all financial industry related departments of state government. Gould's third appointment was as Superintendent of Banks in 1987 where he was responsible for the regulation of all California State banks.

                      (continued - page 2)

*Source: Ibbotsons Associates, 2001.


(1) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the broad stock market. An investor may not invest directly in any index.

                                                              September 30, 2001
                                                               CHAIRMAN'S LETTER

We have every reason to believe that the current downturn is part of a normal economic cycle, and that now is not a time to make hasty, emotional decisions. It is a time to stay focused on your long-term goals. An investment plan that was on track to meet your objectives on September 10 is likely to remain so today. Your financial consultant can help review your portfolio and assist you with major financial decisions.

In closing, I would like to note how honored I am to have been elected Chairman of the Board of Trustees for the Eureka Funds. The Eureka Funds' quantitative investment philosophy, which minimizes the role of subjective bias in investment decisions, is designed to provide consistent returns, even in turbulent times like these. We appreciate the trust you have placed in us, and we look forward to helping you achieve your financial objectives.

Sincerely,



[Sig Howard Gould]
Howard Gould
Chairman of the Board of Trustees
The Eureka Funds

(continued - from page 1) Gould serves on the California Chamber of Public Affairs Council, the Cal State University-Los Angeles Advisory Board, and the California Bankers Association Board of Directors. He formerly served on the boards of Pacific Coast Banking School, the Bowers Museum of Cultural Art, and the California Community Reinvestment Corporation.

Gould earned his bachelor's degree from San Jose State University and his master's of business administration in finance and marketing from California State University at Sacramento.

                                                              September 30, 2001
                                                          UNITED CALIFORNIA BANK

QUANTITATIVE APPROACH TO INVESTMENT MANAGEMENT INVESTMENT MANAGEMENT PHILOSOPHY

The Eureka Funds were created to deliver a distinctive investment management style to investors. Our quantitative approach is designed to remove the guesswork and confusion from the investment decision process.

While many professional investment managers apply quantitative tools, we believe that few do so with the rigorous discipline of the Eureka Funds. We believe that using such tools on a piecemeal basis can taint the process with unintended bias, errors in judgment and emotional overreaction. To remove these subjective components, we strictly adhere to the following precepts of the quantitative philosophy:

  - MARKETS DO NOT IMMEDIATELY INCORPORATE ALL INFORMATION INTO ASSET PRICES. We believe that the market provides a window of time during which we can uncover and quantitatively process information, thereby exploiting short-term market opportunities.

  - A LARGE NUMBER OF SMALL, ACTIVE POSITIONS IN A PORTFOLIO ARE SUPERIOR TO A SMALL NUMBER OF LARGE, ACTIVE POSITIONS. As quantitative investment managers, we believe in the law of large numbers. Therefore, each Eureka Fund holds an above-average number of positions that closely mirror its benchmark. Our quantitative approach provides what we believe to be a superior ability to process, monitor, identify and control a large number of small, active positions.

  - RISK CAN BE QUANTITATIVELY MEASURED AND QUANTITATIVELY MANAGED. Rather than "backing into" risk in pursuit of opportunity, we pass each investment through the filter of quantitative risk assessment. We try not to incur no active risk unless it is intended and understood.

  - OPTIMIZATION METHODS ARE OFTEN NECESSARY TO EXPLOIT OPPORTUNITIES WHILE MANAGING RISK. Only computer-assisted decision-making can determine the optimum balance of small, active positions. Relying on human judgment alone often results in missed opportunities.

Each Eureka Fund mirrors its benchmark in terms of risk and diversification. We do not engage in market timing or rate forecasting. Rather, we seek to add value by exploiting short-term, tactical opportunities as revealed by our optimization methods.

This time-tested investment philosophy seeks to ensure that your portfolio maintains targeted risk levels and has the flexibility to respond to changes when necessary. Whatever the fluctuations in the market, our goal at Eureka Funds remains constant: To help you strive to meet your financial objectives today and into the future.

[PHOTO]
Bob Bannon, CFA
Senior Vice President and
Chief Investment Officer

As Chief Investment Officer and head of the Investment Management Department, Bob Bannon's primary focus is to build upon the existing strengths of the Investment Management Department and to position United California Bank as a leader in quantitative investment management.

A highly respected authority on the quantitative investment philosophy and process, Bob has extensive knowledge and experience in global asset allocation, equity modeling and fixed-income portfolio management. Before joining United California Bank during the first quarter of 2000, he served as Managing Director for Analytic Investors, Inc., a highly regarded Los Angeles quantitative investment management firm, where he was responsible for market research and the development and management of investment products and processes. Prior to joining Analytic, Bob developed fixed-income trading strategies for I.D.E.A. in New York and worked for Security Pacific National Bank as a financial economist.

Bob holds a graduate degree in econometrics and financial economics from UCLA and an undergraduate degree in economics from Villanova University. He is a Chartered Financial Analyst.

                                                              September 30, 2001
                                                              EUREKA EQUITY FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY
Long-term capital growth and rigorous risk management are the key objectives of the Eureka Equity Fund. To achieve these goals, the Fund employs a quantitative investment approach, in which portfolio construction follows a two-step process. First, we analyze the performance and risk of each stock in the Fund's universe, relative to its benchmark, the S&P 500 Index. Next, we seek to construct a portfolio of stocks that, when combined, offer the best-expected return potential, given our ability to assume risk.

According to the quantitative approach, the market attaches positive or negative rewards to various stock characteristics or "factors." These include, among others, price-to-earnings, price-to-book, momentum and earnings surprises. The total potential reward for holding a stock will be a sum of all such factors.

By using a multi-factor stock selection process, we attempt to identify all relevant factors, including a stock's inherent reward potential, and construct a portfolio that mirrors the benchmark in terms of industry, sector, style, and market capitalization.

FUND PERFORMANCE

For the fiscal year ending September 30, 2001, the Fund (Trust Shares) outperformed 46% of its peers in the Lipper Large Cap Core Funds category. For the same time period, the Fund lagged its benchmark, the S&P 500, by 1.25%, producing a total return of -27.86% (Trust Shares), compared to a total return of -26.61% for the benchmark.(+)

Most of the underperformance was generated in March, by a previously undetected price-to-book factor. This valuation ratio, which reveals the value set by the stock market on a company's assets, helps to distinguish a value-oriented stock from a growth-oriented stock.

To keep the portfolio style (value versus growth) neutral, we have structured the portfolio to have an average price-to-book ratio. After a closer analysis of the performance in March, we discovered that the portfolio optimizer software had found a "barbell" (heavily weighted on both sides) solution to the price-to-book neutrality constraint: the portfolio was considerably overweighted in stocks with a very low and a very high price-to-book ratio and underweighted in stocks with an average price-to-book ratio.

After adjusting the optimizer software accordingly to constrain the portfolio to true price-to-book neutrality, the Fund outperformed its benchmark, the S&P 500 by 1.17% during the six-month period ended September 30, 2001, returning -9.12% (Trust Shares) versus -10.29%, respectively.

OUTLOOK

Our short-term, quantitative investment philosophy remains constant, regardless of market cycle. Going forward, we will do what we have always done--focus on tight risk management, use disciplined analysis to seek the winners, and strive to outperform our benchmark, the S&P 500.

OBJECTIVE:

The Eureka Equity Fund seeks long-term capital growth. The Fund intends to invest in the common stocks of corporations representing a broad cross-section of the U.S. economy. The Fund expects to have a level of risk commensurate with that represented by a broadly diversified portfolio of U.S. common stocks, such as the Standard & Poor's 500 Stock Index. Under normal market conditions, the Fund will invest at least 65% of its net assets in common stocks.

INCEPTION DATE:
A Shares 02/03/98
B Shares 02/02/01
Trust Shares 11/01/97

BENCHMARK:
Standard & Poor's
500 Stock Index

(+) The Eureka Equity Fund (Trust Shares) ranked 359 out of 669 and 350 out of 473 for the one- and three-year periods, respectively, in the Lipper Large Cap Core category as reported by Lipper Analytical Services. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 9/30/01. The Lipper Large Cap Core Funds Average is an average of mutual funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalization of greater than 300% of the S&P Mid-Cap 400 Index. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

                                                              September 30, 2001
                                                       EUREKA EQUITY FUND REVIEW

          TOP 10 EQUITY HOLDINGS (1)

  1. General Electric Co. ............. 3.69%
  2. Exxon Mobil Corp. ................ 3.44%
  3. Microsoft Corp. .................. 2.94%
  4. Pfizer, Inc. ..................... 2.77%
  5. Wal-Mart Stores, Inc. ............ 2.42%
  6. American International Group ..... 2.18%
  7. Johnson & Johnson ................ 1.97%
  8. SBC Communications, Inc. ......... 1.97%
  9. Verizon Communications, Inc. ..... 1.86%
 10. Citigroup, Inc. .................. 1.85%

           SECTOR WEIGHTINGS(1)
[GRAPH]



            GROWTH OF $10,000
             Since Inception
[GRAPH]

         AVERAGE ANNUAL TOTAL RETURN

                                  Year to Date
                                   (9/30/01)         One Year     Since Inception
                                  (Aggregate)       (9/30/01)   (11/1/97 to 9/30/01)

                                 NAV       POP*    NAV     POP*    NAV      POP*
                                 ---       ----    ---     ----    ---      ----
Class A Shares(2)              -21.55%  -25.50%  -27.98% -31.55%   2.01%    0.67%
Class B Shares(3)              -21.85%  -24.97%  -28.42% -31.28%   1.32%    0.57%
Trust Shares (no sales charge) -21.48%    --     -27.86%   --      2.27%     --

--------------------------------------------------------------------------------

The growth of $10,000 chart represents a hypothetical investment in the Eureka Equity Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The Standard & Poor's 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index, although they can invest in the underlying securities.

* The Class A Shares reflects the maximum sales load of 5.00%. The Class B Shares reflects the maximum contingent deferred sales charge of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance of the Trust Shares. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 5.00%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and maximum contingent deferred sales charge of 4.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

                                                              September 30, 2001
                                             EUREKA GLOBAL ASSET ALLOCATION FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

The investment objective of the Global Asset Allocation Fund is to seek a balance of income and long-term capital appreciation. Through the use of a disciplined asset allocation approach, the Fund intends to invest in, and assume a level of risk commensurate with, a globally diversified portfolio of stocks, bonds and cash equivalents.

When selecting individual stocks for the portfolio, we employ a tactical, opportunistic approach. First, we analyze the performance and risk of each stock in the Fund's universe, relative to its benchmark. Next, we seek to construct a portfolio of stocks that, when combined, offer the best-expected return, given our ability to assume risk.

According to the quantitative approach, the market attaches positive or negative rewards to various stock characteristics or "factors." These include, among others, price-to-earnings, price-to-book, momentum and earnings surprises. The total potential reward for holding a stock will be a sum of all such factors.

By using a multi-factor stock selection process, we attempt to identify all relevant factors, including a stock's inherent reward potential, and construct a portfolio that mirrors the benchmark in terms of industry, sector, style, and market capitalization.

FUND PERFORMANCE

During the one-year period ended September 30, 2001, the Fund (Trust Shares) outperformed 51% of its peers in the Lipper Global Flexible Portfolio Funds category. For the same period, the Fund outperformed its benchmark by 10.7%. The Fund's total return was -17.44% (Trust Shares), while the Morgan Stanley Capital International World Index (MSCI) produced a -28.14% total return.(+)

Most of the Fund's underperformance was generated in March, by a previously undetected price-to-book factor. This valuation ratio, which reveals the value, set by the stock market on a company's assets, helps to distinguish a value-oriented stock from a growth-oriented stock.

To keep the portfolio style (value versus growth) neutral, we have structured the portfolio to have an average price-to-book ratio. After a closer analysis of the performance in March, we discovered that the portfolio optimizer software had found a "barbell" (heavily weighted on both sides) solution to the price-to-book neutrality constraint: the portfolio was considerably overweighted in stocks with a very low and a very high price-to-book ratio and underweighted in stocks with an average price-to-book ratio. We adjusted the optimizer software accordingly to address this distribution issue.

OUTLOOK

Effective October 15, 2001, the Eureka Global Asset Allocation Fund was converted to a 100% equity fund and renamed the Eureka Global Fund. This change reflects our philosophy that investors, not the Fund, should determine the optimal asset allocation between bonds and equities.

OBJECTIVE:
The investment objective of the Eureka Global Asset Allocation Fund is to seek a balance of income and long-term capital appreciation. Utilizing a disciplined asset allocation approach, the Fund intends to invest in, and assume a level of risk commensurate with, a globally diversified portfolio of foreign and domestic stocks, bonds and cash equivalents. By systematically diversifying across countries, currencies, and asset classes, the Fund pursues its capital appreciation goals, while seeking to manage portfolio risk.

INCEPTION DATE:
A Shares 02/03/98
B Shares 02/02/01
Trust Shares 11/01/97

BENCHMARK:
Morgan Stanley Capital
International (MSCI) World
Index

(+) The Eureka Global Asset Allocation Fund (Trust Shares) ranked 44 out of 89 and 61 out of 81 for the one- and three-year periods, respectively for the Lipper Global Flexible Portfolio Funds category as reported by Lipper Analytical Services. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 9/30/01. The Lipper Global Flexible Portfolio Funds Average is an average of mutual funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.


                                                              September 30, 2001
                                      EUREKA GLOBAL ASSET ALLOCATION FUND REVIEW

      TOP 10 EQUITY HOLDINGS(1)

 1. General Electric Co. ............. 1.60%
 2. Microsoft Corp. .................. 1.50%
 3. Exxon Mobil Corp. ................ 1.45%
 4. Pfizer, Inc. ..................... 1.28%
 5. Wal-Mart Stores, Inc. ............ 1.19%
 6. Bank of America Corp. ............ 1.07%
 7. Johnson & Johnson ................ 0.99%
 8. Fannie Mae Corp. ................. 0.98%
 9. GlaxoSmithKline PLC .............. 0.97%
10. Verizon Communications, Inc. ..... 0.93%

          EQUITY COUNTRY WEIGHTINGS(1)
                   [GRAPH]

             GROWTH OF $10,000
              Since Inception

                  [GRAPH]

             AVERAGE ANNUAL TOTAL~RETURN


                                Year to Date
                                 (9/30/01)        One Year     Since Inception
                                (Aggregate)       (9/30/01) (11/1/97 to 9/30/01)

                                 NAV     POP*      NAV     POP*    NAV   POP*
                                 ---     ----      ---     ----    ---   ----
Class A Shares(2)              -15.20% -19.43%   -17.70% -21.80%   1.82% 0.49%
Class B Shares(3)              -15.20% -18.59%   -17.90% -21.18%   1.21% 0.47%
Trust Shares (no sales charge) -15.01%   --      -17.44%   --      2.10%  --

The growth of $10,000 chart represents a hypothetical investment in the Eureka Global Asset Allocation Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The Morgan Stanley Capital International World Index generally reflects the performance of the world's developed equity markets; the Salomon Smith Barney Primary World Index generally represents the performance of the international and domestic equity markets; and the Lehman Brothers U.S. Treasury Index represents the performance of the domestic Treasury market. These indices are unmanged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The Fund is replacing the current benchmark of the Salomon Smith Barney Primary World Index with the MSCI World Index, which provides a more accurate representation of the securities actually held by the Fund. The indices cannot be invested in directly; however, you can invest in the underlying funds or securities.

* The Class A Shares reflects the maximum sales load of 5.00%. The Class B Shares reflects the maximum contingent deferred sales charge of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance of the Trust Shares. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 5.00%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and maximum contingent deferred sales charge of 4.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

                                                              September 30, 2001
                                               EUREKA INVESTMENT GRADE BOND FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

With a goal of providing a relatively high level of income, while simultaneously preserving shareholder capital, we use a variety of disciplines to evaluate the current interest rate environment and credit implications. Our approach is conservative, yet opportunistic.

Using multi-dimensional evaluative techniques, we select the most attractive sectors and individual securities of the fixed-income market within the constraints of our risk management framework. The Fund's overall risk characteristics--duration, sector allocation and yield level--are structured to resemble the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

FUND PERFORMANCE

During the fiscal year ended September 30, 2001, the Eureka Investment Grade Bond Fund (Trust Shares) outperformed 68% of its peers in the Lipper Intermediate Investment Grade Debt Funds category. The Fund generated a total return of 12.62% (Trust Shares). This outperformed the Lipper Intermediate Investment Grade Debt Funds average by 0.90% and lagged the Lehman Brothers Aggregate Bond Index by 0.33%. The Lipper average had a total return of 11.72%, while the Lehman Brothers Aggregate Bond Index had a total return of 12.95%.(+)

MARKET PERFORMANCE

Two active positions relative to the market contributed to the Fund's positive performance. First, the Fund was overweighted in government agencies, which outperformed Treasury securities in a falling interest-rate environment. In addition, we underweighted the lowest-rated corporate bonds in our portfolio and concentrated on higher-rated securities. This position proved beneficial in an environment marked by growing concern for credit quality.

OUTLOOK

Going forward, we will continue to capitalize on government agency strength by maintaining an overweighting in these issues. Our weighting in low-grade corporate bonds will closely mirror the benchmark. As always, we will maintain a rigorous and disciplined approach to risk management.

OBJECTIVE:
The Eureka Investment Grade Bond Fund seeks a high level of income, consistent with preservation of capital. To achieve this objective, the Fund intends to invest in a range of fixed-income securities, including U.S. Treasury securities (bonds, notes and bills), U.S. agency securities, mortgage-related securities, corporate securities, depository institution obligations and repurchase agreements. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (i.e., debt securities) that are investment-grade securities, as determined by NRSRO ratings or, if unrated, as determined by United California Bank to be of comparable quality.

INCEPTION DATE:
A Shares 02/03/98
B Shares 02/02/01
Trust Shares 11/01/97

BENCHMARK:
Lehman Brothers
Aggregate Bond Index

(+)The Eureka Investment Grade Bond Fund (Trust Shares) ranked 32 out of 300 and 34 out of 223 for the one- and three-year periods, respectively for the Lipper Intermediate Investment Grade Bond Funds category as reported by Lipper Analytical Services. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 9/30/01. The Lipper Intermediate Investment Grade Bond Funds Average represents the average of domestic bond mutual funds as tracked by Lipper, Inc. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

                                                              September 30, 2001
                                        EUREKA INVESTMENT GRADE BOND FUND REVIEW

           FUND INFORMATION(1)
30-Day SEC Yield: (A Shares) ......4.59%
                  (B Shares) ......4.02%
                  (Trust) .........5.01%
Average Maturity: .................8.05 Years
Average Quality: (Moody's) ........AA1
Effective Duration: ...............4.51 Years
Number of Issues: .................125


               CREDIT QUALITY(1)
U.S. Treasury/Agency .............. 67.1%
Aaa ...............................  6.4
Aa ................................  5.8
A ................................. 12.6
Baa ...............................  7.0
Cash ..............................  1.1


         SECTOR WEIGHTINGS(1)
                [GRAPH]

          GROWTH OF $10,000
           Since Inception

               [GRAPH]

AVERAGE ANNUAL TOTAL~RETURN

                                  Year to Date
                                   (9/30/01)        One Year     Since Inception
                                  (Aggregate)       (9/30/01) (11/1/97 to 9/30/01)

                                 NAV     POP*      NAV     POP*    NAV   POP*
                                 ---     ----      ---     ----    ---   ----
Class A Shares(2) ............. 7.73%    3.92%    12.32%   8.34%    6.60%  5.64%
Class B Shares(3) ............. 6.71%    2.71%    11.01%   7.01%    5.68%  5.02%
Trust Shares (no sales charge). 8.06%     --      12.62%    --      6.79%   --

The growth of $10,000 chart represents a hypothetical investment in the Eureka Investment Grade Bond Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally representative of the domestic bond market as a whole. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The indice cannot be invested in directly; however, you can invest in the underlying funds or securities.

* The Class A Shares reflects the maximum sales load of 3.50%. The Class B Shares reflects the maximum contingent deferred sales charge of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance history of the Trust Shares dating back to 11/1/97. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 3.50%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance history of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and maximum contingent deferred sales charge of 4.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

                                                              September 30, 2001
                                                  EUREKA PRIME MONEY MARKET FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

The Eureka Prime Money Market Fund pursues a high level of current income, consistent with the ability to maintain liquidity and stability of principal. The Fund may invest in repurchase agreements, commercial paper, corporate notes, U.S. government securities and other money market instruments for liquidity. The low-risk, high-liquidity character of the Fund makes it a useful primary investment vehicle for conservative, risk-averse investors and, for others, as a temporary investment complimenting a longer term, more diversified strategy.

FUND PERFORMANCE

During the fiscal year ended September 30, 2001, the Eureka Prime Money Market Fund (Trust Shares) outperformed 78% of its peers in the Lipper Money Market Funds category. The Fund generated a total return of 4.83% (Trust Shares). This outperformed the Lipper Money Market Funds average by 0.33% and the Fund's benchmark, the iMoneyNet First-Tier Money Market Funds Average,(1) by 0.21%. The Lipper average had a total return of 4.50%, while the iMoneyNet benchmark's total return was 4.62%.(+)

MARKET PERFORMANCE

We attribute our success to security selection, which focused primarily on short-term corporate notes; these notes which provide higher yields than commercial paper for the same risk and maturity.

OUTLOOK

In the current environment of declining interest rates and credit quality, we will maintain our conservative credit policy, keeping our weighted average maturity at the longer end of the spectrum.


                            7-Day Yield(2)  30-Day Yield
                            (9/30/01)         (9/30/01)
Class A Shares                2.61%             2.75%
Class B Shares                1.85%             2.00%
Trust Shares                  2.86%             3.00%

(+)The Eureka Prime Money Market Fund (Trust Shares) ranked 22 out of 347 and 20 out of 285 for the one- and three-year periods, respectively for the Lipper Money Market Funds category as reported by Lipper Analytical Services. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 9/30/01. The Lipper Money Market Funds Average represents the average of general money market funds as tracked by Lipper, Inc. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.
(1)The iMoneyNet First Tier Money Market Average represents the average of general money market funds as reported by iMoneyNet.
(2)The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods. In such instances, and without waiver of fees, the yield would have been lower.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance data quoted represents past performance and is not an indication of future results.

                                                              September 30, 2001
                                           EUREKA U.S. TREASURY OBLIGATIONS FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

The Eureka U.S. Treasury Obligations Fund seeks to provide current income consistent with maintaining liquidity and stability of principal. The Fund invests exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, and in repurchase agreements fully collateralized by U.S. Treasury securities.

The Fund is designed for individual or institutional investors whose primary considerations are stability, capital preservation and low risk. It can also serve as a temporary investment with a competitive return for funds awaiting more permanent investment in other areas.

FUND PERFORMANCE

During the fiscal year ended September 30, 2001, the Eureka U.S. Treasury Obligations Fund (Trust Shares) outperformed 94% of its peers in the Lipper U.S. Treasury Money Market Funds category. The Fund generated a total return of 4.77% (Trust Shares). This outperformed the Lipper U.S Treasury Money Market Funds average by 0.40% and the Fund's benchmark, the iMoneyNet U.S. Treasury & Repurchase Average(1), by 0.32%. The Lipper average's total return was 4.37%, and the iMoneyNet benchmark produced a total return of 4.45%.(+)

MARKET PERFORMANCE

We attribute our success to our security selection, which focused on relatively short maturities and securities backed by the full faith and credit of the United States government. This strategy worked well in an environment characterized by growing concern for credit quality.

OUTLOOK

We plan to employ this same strategy in the year ahead. We will continue to seek a yield advantage through repurchase agreements and products backed by the full faith and credit of the federal government, while remaining within the strict risk management boundaries that define the Fund.


                            7-Day Yield(2)  30-Day Yield
                            (9/30/01)         (9/30/01)
Class A Shares                2.47%             2.45%
Class B Shares                1.71%             1.70%
Trust Shares                  2.72%             2.70%

(+)The Eureka U.S. Treasury Obligations Fund (Trust Shares) ranked 6 out of 93 and 7 out of 82 for the one- and three-year periods, respectively, for the Lipper U.S. Treasury Money Market Funds category as reported by Lipper Analytical Services. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 9/30/01. The Lipper U.S. Treasury Money Market Funds Average represents the average of U.S. Treasury money market funds as tracked by Lipper, Inc. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.
(1) The iMoneyNet Money Market U.S. Treasury & Repurchase Average represents the average of U.S. Treasury money market funds as reported by iMoneyNet.
(2) The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods. In such instances, and without waiver of fees, the yield would have been lower.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance data quoted represents past performance and is not an indication of future results.

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
EQUITY FUND                                                   SEPTEMBER 30, 2001

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
COMMON STOCKS (99.0%)
AEROSPACE & DEFENSE (1.1%)
Boeing Co.                       16,100   $   539,350
Goodrich Corp.                    3,200        62,336
Lockheed Martin Corp.             2,300       100,625
Northrop Grumman Corp.            3,400       343,400
United Technologies
  Corp.                          13,100       609,150
                                          -----------
                                            1,654,861
                                          -----------
AUTOMOTIVE (0.5%)
Delphi Automotive Systems        11,700       137,475
Ford Motor Co.                   33,700       584,695
                                          -----------
                                              722,170
                                          -----------
BEVERAGES & TOBACCO (4.0%)
Anheuser-Busch Companies,
  Inc.                           12,100       506,748
Coca-Cola Co.                    50,895     2,384,431
PepsiCo, Inc.                    37,200     1,804,200
Philip Morris Companies,
  Inc.                           28,018     1,352,989
                                          -----------
                                            6,048,368
                                          -----------
CHEMICALS (1.3%)
Dow Chemical Co.                  4,094       134,119
E. I. du Pont de Nemours
  and Co.                        27,200     1,020,544
Great Lakes Chemical
  Corp.                          11,700       258,570
Hercules, Inc.*                  21,300       175,725
PPG Industries, Inc.              7,000       320,250
Sigma-Aldrich Corp.               2,300       103,960
                                          -----------
                                            2,013,168
                                          -----------
COMPUTERS (9.7%)
Applied Materials, Inc.*         15,246       433,596
Cisco Systems, Inc.*            130,424     1,588,564
Compaq Computer Corp.            10,200        84,762
Computer Associates
  International, Inc.             3,100        79,794
Dell Computer Corp.*              8,800       163,064
EMC Corp.*                       22,330       262,378
Gateway, Inc.*                   28,500       155,325
Hewlett-Packard Co.              43,500       700,350
IBM Corp.                        27,216     2,512,037
Intel Corp.                      95,374     1,949,445
Microsoft Corp.*                 86,344     4,418,222
Novell, Inc.                     14,400        52,704
Oracle Corp.*                    79,160       995,833

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
Sun Microsystems, Inc.*          41,800   $   345,686
Texas Instruments, Inc.          37,184       928,856
                                          -----------
                                           14,670,616
                                          -----------
CONSUMER GOODS & SERVICES (3.9%)
Black & Decker Corp.              1,900        59,280
Cendant Corp.                    44,600       570,880
Colgate-Palmolive Co.             6,273       365,402
Eastman Kodak Co.                 6,400       208,192
Gillette Co.                     36,600     1,090,680
Kimberly-Clark Corp.             12,800       793,600
Mattel, Inc.                     38,600       604,476
Proctor & Gamble Co.             26,900     1,958,051
Whirlpool Corp.                   3,900       215,865
                                          -----------
                                            5,866,426
                                          -----------
DIVERSIFIED (5.1%)
General Electric Co.            149,013     5,543,283
Minnesota Mining and
  Manufacturing Co.               9,100       895,440
Tyco International, Ltd.         28,321     1,288,606
                                          -----------
                                            7,727,329
                                          -----------
ELECTRICAL & ELECTRONIC (1.4%)
Advanced Micro Devices,
  Inc.*                           9,800        79,870
Altera Corp.*                     6,600       108,108
Analog Devices, Inc.*             4,870       159,249
Emerson Electric Co.              9,900       465,894
LSI Logic Corp.*                  6,000        70,500
Maxim Integrated
  Products, Inc.*                 7,900       276,026
Micron Technology, Inc.*         11,100       209,013
Palm, Inc.*                     266,600       389,236
PMC-Sierra, Inc.*                 5,900        60,593
Progress Energy, Inc. -- CVO*     9,000             0
Solectron Corp.*                  5,400        62,910
Thomas & Betts Corp.              8,300       145,084
Xilinx, Inc.*                     4,100        96,473
                                          -----------
                                            2,122,956
                                          -----------
FINANCE & BANKING (14.1%)
American Express Co.              8,100       235,386
Bank of America Corp.            31,100     1,816,240
Bank of New York Company, Inc.   11,400       399,000
Bank One Corp.                   18,600       585,342
Charles Schwab Corp.             28,200       324,300
Citigroup, Inc.                  68,499     2,774,209
Fannie Mae                       24,087     1,928,405
Fifth Third Bancorp              20,524     1,261,816

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 12

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 2001

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
FleetBoston Financial
  Corp.                           6,196   $   227,703
Franklin Resources, Inc.         14,600       506,182
Freddie Mac                      15,060       978,900
H&R Block, Inc.                  25,300       975,568
Household International,
  Inc.                              800        45,104
J.P. Morgan Chase & Co.          34,404     1,174,897
Lehman Brothers Holdings, Inc.    1,700        96,645
Mellon Financial Corp.           11,300       365,329
Merrill Lynch & Co.               9,400       381,640
Morgan Stanley Dean Witter & Co. 14,875       689,456
National City Corp.              25,400       760,730
PNC Financial Services Group      1,200        68,700
Regions Financial Corp.           2,600        75,036
SouthTrust Corp.                 13,400       341,298
State Street Corp.                6,300       286,650
SunTrust Banks, Inc.              6,600       439,560
Synovus Financial Corp.          14,100       389,160
U.S. Bancorp                     16,400       363,752
USA Education, Inc.              15,600     1,293,396
Wachovia Corp.                   23,400       725,400
Washington Mutual, Inc.          23,800       915,824
Wells Fargo & Co.                18,800       835,660
                                          -----------
                                           21,261,288
                                          -----------
FOOD (2.2%)
General Mills, Inc.               1,700        77,350
Kellogg Co.                      26,518       795,540
Kroger Co.*                       2,000        49,280
McDonald's Corp.                 29,300       795,202
Ralston Purina Co.               18,900       619,920
Sara Lee Corp.                   11,200       238,560
Tricon Global Restaurants, Inc.*  8,600       337,292
Wm. Wrigley Jr. Co.               8,100       415,530
                                          -----------
                                            3,328,674
                                          -----------
HEALTH CARE (4.1%)
Baxter International,
  Inc.                           10,200       561,510
HEALTHSOUTH Corp.*               51,800       842,268
Johnson & Johnson                53,384     2,957,473
Manor Care, Inc.*                23,000       646,300
Medtronic, Inc.                  13,100       569,850
St. Jude Medical, Inc.            7,100       485,995
Zimmer Holdings, Inc.*            3,470        96,293
                                          -----------
                                            6,159,689
                                          -----------

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
INSURANCE (4.5%)
Allstate Corp.                   16,746   $   625,463
American International Group,
  Inc.   41,926                             3,270,228
Cigna Corp.                       9,884       819,878
Loews Corp.                      32,000     1,480,960
Progressive Corp.                 2,300       307,970
UnumProvident Corp.              10,200       257,550
                                          -----------
                                            6,762,049
                                          -----------
MANUFACTURING (2.1%)
Boise Cascade Corp.               1,900        56,050
Danaher Corp.                     2,700       127,386
Dover Corp.                       3,800       114,418
Georgia-Pacific Group             6,900       198,651
Honeywell International,
  Inc.                            6,400       168,960
Illinois Tool Works,
  Inc.                            6,800       367,948
International Paper Co.           9,200       320,160
Johnson Controls, Inc.            1,400        91,336
Linear Technology Corp.          10,800       354,240
Millipore Corp.                   2,900       153,526
Nucor Corp.                       6,500       258,050
Sealed Air Corp.*                 2,300        83,927
Thermo Electron Corp.*           14,600       263,530
W.W. Grainger, Inc.               9,000       349,650
Willamette Industries,
  Inc.                            4,200       188,958
                                          -----------
                                            3,096,790
                                          -----------
METALS & MINING (0.3%)
Alcoa, Inc.                       1,500        46,515
Freeport-McMoRan Copper &
  Gold, Inc., Class B*           11,200       123,088
Inco, Ltd.*                      20,800       258,128
                                          -----------
                                              427,731
                                          -----------

MULTIMEDIA (2.4%)
AOL Time Warner, Inc.*           30,382     1,005,644
Comcast Corp., Special Class A*  20,700       742,509
Gannett Company, Inc.             4,500       270,495
Meredith Corp.                    5,800       186,354
Viacom, Inc., Class B*           15,877       547,757
Walt Disney Co.                  48,900       910,518
                                          -----------
                                            3,663,277
                                          -----------
OIL & GAS (7.4%)
Amerada Hess Corp.                  800        50,800
Burlington Resources,
  Inc.                           13,300       454,993
Chevron Corp.                    18,600     1,576,350
Exxon Mobil Corp.               131,220     5,170,068
Halliburton Co.                     500        11,275
Kerr-McGee Corp.                  1,500        77,865

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 2001

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
Kinder Morgan, Inc.               6,800   $   334,628
Phillips Petroleum Co.              560        30,206
Praxair, Inc.                     3,400       142,800
Royal Dutch Petroleum NY Shares  39,900     2,004,975
Schlumberger, Ltd.                9,100       415,870
Texaco, Inc.                     12,748       828,620
                                          -----------
                                           11,098,450
                                          -----------
PHARMACEUTICALS (11.6%)
Abbott Laboratories              28,900     1,498,465
Allergan, Inc.                    1,200        79,560
American Home Products Corp.     20,900     1,217,425
AmerisourceBergen Corp.*         22,700     1,610,565
Bristol-Myers Squibb Co.         34,700     1,927,932
Cardinal Health, Inc.            14,450     1,068,578
Eli Lilly & Co.                  14,172     1,143,680
IMS Health, Inc.                 14,600       365,730
Merck & Company, Inc.            39,500     2,630,700
Pfizer, Inc.                    103,654     4,156,526
Pharmacia Corp.                  26,497     1,074,718
Schering-Plough Corp.            17,794       660,157
                                          -----------
                                           17,434,036
                                          -----------
PRINTING & PUBLISHING (0.1%)
R.R. Donnelley & Sons
  Co.                             4,600       124,430
                                          -----------
RETAIL (7.1%)
Albertson's, Inc.                25,200       803,376
AutoZone, Inc.*                  14,600       757,156
Bed Bath & Beyond, Inc.*         12,900       328,434
Costco Wholesale Corp.*          13,700       487,172
CVS Corp.                         1,900        63,080
Federated Department Stores,
  Inc.*  14,600                               411,720
Gap, Inc.                        25,025       299,049
Home Depot, Inc.                 25,450       976,517
Lowe's Companies, Inc.           20,700       655,155
Nike, Inc., Class B               1,300        60,853
Office Depot, Inc.*              28,300       384,880
Reebok International,
  Ltd.*                           8,700       180,090
Sears, Roebuck and Co.            5,500       190,520
Target Corp.                     13,500       428,625
TJX Companies, Inc.              12,300       404,670
Toys "R" Us, Inc.*               12,200       210,206
Wal-Mart Stores, Inc.            73,468     3,636,665
Walgreen Co.                      8,600       296,098
Winn-Dixie Stores, Inc.           4,700        53,815
                                          -----------
                                           10,628,081
                                          -----------

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
SERVICES (2.9%)
Allied Waste Industries,
  Inc.*                           2,000   $    25,500
Automatic Data Processing, Inc.   4,500       211,680
Deluxe Corp.                     10,600       366,124
Electronic Data Systems Corp.    20,500     1,180,390
First Data Corp.                 18,400     1,071,984
Fluor Corp.                       7,800       300,300
NCR Corp.*                        1,200        35,580
Omnicom Group, Inc.               1,500        97,350
Pitney Bowes, Inc.                9,200       351,440
Quintiles Transnational
  Corp.*                         10,700       156,220
Sapient Corp.*                    7,500        28,875
Waste Management, Inc.           16,505       441,344
Xerox Corp.                       9,900        76,725
Yahoo!, Inc.*                    10,400        91,624
                                          -----------
                                            4,435,136
                                          -----------
TELECOMMUNICATIONS (9.0%)
ADC Telecommunications, Inc.*    60,008       209,428
AT&T Corp.                       43,280       835,304
AT&T Wireless Services,
  Inc.*                          50,469       754,007
BellSouth Corp.                  17,400       722,970
Comverse Technology,
  Inc.*                           7,600       155,648
Corning, Inc.                    31,900       281,358
Lucent Technologies,
  Inc.                          146,400       838,872
Motorola, Inc.                   21,540       336,024
Nortel Networks Corp.           123,049       690,305
SBC Communications, Inc.         62,727     2,955,696
Sprint Corp.                      6,257       150,231
Tellabs, Inc.*                   72,700       718,276
Verizon Communications,
  Inc.                           51,502     2,786,773
WorldCom Group*                 146,479     2,203,044
                                          -----------
                                           13,637,936
                                          -----------
TRANSPORTATION & SHIPPING (0.6%)
AMR Corp.*                        1,100        21,054
Burlington Northern Santa Fe Corp.1,500        40,125
CSX Corp.                        15,900       500,850
Ryder System, Inc.               15,800       315,842
                                          -----------
                                              877,871
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 14

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 2001

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
TRAVEL & ENTERTAINMENT (1.0%)
Carnival Corp.                   31,500   $   693,630
Delta Air Lines, Inc.             8,739       230,273
Hilton Hotels Corp.              12,300        96,555
Sabre Holdings Corp.*            15,900       425,166
US Airways Group, Inc.*          10,200        47,430
                                          -----------
                                            1,493,054
                                          -----------
UTILITIES (2.6%)
AES Corp.*                        7,200        92,304
Allegheny Energy, Inc.            2,300        84,410
CMS Energy Corp.                  8,200       164,000
Duke Energy Corp.                13,300       503,405
Enron Corp.                      13,400       364,882
Exelon Corp.                      7,700       343,420
Mirant Corp.*                    26,200       573,780
NiSource, Inc. -- Sails*          9,098        19,288
PPL Corp.                        20,200       658,520
Sempra Energy                    19,000       470,250

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
TXU Corp.                        12,400   $   574,368
                                          -----------
                                            3,848,627
-----------------------------------------------------
TOTAL COMMON STOCKS                       149,103,013
-----------------------------------------------------
INVESTMENT COMPANY (0.7%)

Eureka Prime Money Market
  Fund -- Trust Class         1,120,938     1,120,938
-----------------------------------------------------
TOTAL INVESTMENTS
  (COST $164,244,676) -- 99.7%            150,223,951
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%                         489,333
-----------------------------------------------------
NET ASSETS -- 100.0%                     $150,713,284
-----------------------------------------------------

---------------

 * Represents non-income producing securities.

CVO Contingent Value Obligation.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
COMMON STOCKS (67.7%)
AUSTRALIA (1.0%)
BEVERAGES & TOBACCO (0.0%)
Coca Cola Amatil, Ltd.            5,100   $    13,742
                                          -----------
DIVERSIFIED (0.1%)
Brambles Industries, Ltd.         9,908        50,168
Broken Hill Proprietary
  Company, Ltd.                  14,662        62,083
                                          -----------
                                              112,251
                                          -----------
FINANCE & BANKING (0.4%)
Australia & New Zealand
  Banking Group, Ltd.             8,100        63,878
Commonwealth Bank of
  Australia                       5,400        69,554
Lend Lease Corporation,
  Ltd.                            4,200        22,924
National Australia Bank,
  Ltd.                            4,800        60,784
Westfield Holdings, Ltd.          2,000        16,256
Westpac Banking Corp.             7,200        47,222
                                          -----------
                                              280,618
                                          -----------
HEALTH CARE (0.0%)
Cochlear, Ltd.                      400         9,199
                                          -----------
INSURANCE (0.1%)
AMP, Ltd.                         4,300        38,494
                                          -----------
MANUFACTURING (0.0%)
CSR, Ltd.                         3,300        10,179
Orica, Ltd.                       8,100        17,349
                                          -----------
                                               27,528
                                          -----------
MEDIA (0.1%)
News Corporation, Ltd.           13,600        83,224
Publishing & Broadcasting         3,100        13,264
                                          -----------
                                               96,488
                                          -----------
METALS & MINING (0.1%)
Rio Tinto, Ltd.                   2,200        33,928
WMC, Ltd.                         4,200        16,374
                                          -----------
                                               50,302
                                          -----------
OIL & GAS (0.1%)
Australian Gas Light
  Company, Ltd.                   1,800         7,551
Santos, Ltd.                      2,700         7,888
Woodside Petroleum, Ltd.          6,100        41,573
                                          -----------
                                               57,012
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
PHARMACEUTICALS (0.0%)
CSL, Ltd.                         1,300   $    28,838
                                          -----------
RETAIL (0.1%)
Coles Myer, Ltd.                  3,000        10,230
Woolworths, Ltd.                  7,000        40,936
                                          -----------
                                               51,166
                                          -----------
                                              765,638
                                          -----------
AUSTRIA (0.1%)
BEVERAGES & TOBACCO (0.1%)
Austria Tabakwerke AG               200        15,453
BBAG Oesterreichische
  Brau-Beteiligungs AG              600        22,349
                                          -----------
                                               37,802
                                          -----------
MANUFACTURING (0.0%)
Boehler-Uddeholm AG                 700        29,612
Lenzing AG                          100         6,976
                                          -----------
                                               36,588
                                          -----------
OIL & GAS (0.0%)
OMV AG                              100         8,110
                                          -----------
UTILITIES (0.0%)
EVN AG                              300        11,497
                                          -----------
                                               93,997
                                          -----------
BELGIUM (0.4%)
CHEMICALS (0.0%)
Solvay SA                           600        31,256
                                          -----------
DIVERSIFIED (0.0%)
Groupe Bruxelles Lambert
  SA                                550        26,798
                                          -----------
FINANCE & BANKING (0.0%)
Dexia-Strip VVPR                  2,560            23
KBC Bancassurance Holding           700        22,032
                                          -----------
                                               22,055
                                          -----------
INSURANCE (0.1%)
Fortis AG, Class B                1,800        43,998
                                          -----------
MANUFACTURING (0.0%)
Bekaert NV                          300         9,972
Glaverbel SA                        200        15,865
                                          -----------
                                               25,837
                                          -----------
METALS & MINING (0.0%)
Union Miniere SA                    400        15,118
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 16

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
OIL & GAS (0.0%)
Total Fina SA-Strip                 180   $         2
                                          -----------
PHARMACEUTICALS (0.0%)
UCB SA                              300        12,103
                                          -----------
RETAIL (0.1%)
Colruyt NV                          200         8,470
Delhaize Le Lion SA                 500        28,027
SA D'Ieteren NV                     100        12,431
                                          -----------
                                               48,928
                                          -----------
TRANSPORTATION & SHIPPING (0.0%)
Compagnie Maritime Belge
  SA                                500        20,491
                                          -----------
UTILITIES (0.2%)
Electrabel SA                       300        63,113
                                          -----------
                                              309,699
                                          -----------
CANADA (1.5%)
AUTOMOTIVE (0.0%)
Magna International, Inc., Class A  400        21,062
                                          -----------
CHEMICALS (0.0%)
Potash Corp. of
  Saskatchewan                      300        16,657
                                          -----------
COMPUTERS (0.0%)
ATI Technologies, Inc.*           1,200         9,435
                                          -----------
DIVERSIFIED (0.1%)
Bombardier, Inc., Class B         4,000        29,372
Canadian Pacific, Ltd.            1,200        38,498
Power Corp. of Canada             1,000        22,283
                                          -----------
                                               90,153
                                          -----------
ELECTRICAL & ELECTRONIC (0.0%)
Celestica, Inc.*                    800        21,624
                                          -----------
FINANCE & BANKING (0.5%)
Bank of Montreal                  1,800        44,769
Bank of Nova Scotia               2,000        58,720
Canadian Imperial Bank of
  Commerce                        1,700        55,583
National Bank of Canada           2,200        38,995
Power Financial Corp.               400         8,791
Royal Bank of Canada              2,000        60,962
Toronto-Dominion Bank               500        12,290
                                          -----------
                                              280,110
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
FOOD (0.1%)
Weston (George), Ltd.               600   $    39,406
                                          -----------
INSURANCE (0.1%)
Fairfax Financial
  Holdings, Ltd.                    110        14,087
Manulife Financial Corp.          1,800        47,116
                                          -----------
                                               61,203
                                          -----------
MANUFACTURING (0.0%)
Abitibi-Consolidated, Inc.        1,384         8,752
Ballard Power Systems,
  Inc.*                             300         5,881
                                          -----------
                                               14,633
                                          -----------
METALS & MINING (0.1%)
Alcan, Inc.                       1,500        45,027
Barrick Gold Corp.                1,600        27,944
Noranda, Inc.                     1,300        11,933
                                          -----------
                                               84,904
                                          -----------
MULTIMEDIA (0.0%)
Shaw Communications, Inc.
  Class B                           600        12,154
                                          -----------
OIL & GAS (0.3%)
Alberta Energy Company,
  Ltd.                              500        16,965
Anderson Exploration,
  Ltd.*                             400        10,037
Canadian Natural Resources, Ltd.*   800        19,629
Imperial Oil, Ltd.                1,300        35,181
Nexen, Inc.                       1,100        21,238
PanCanadian Petroleum,
  Ltd.                              200         4,773
Petro-Canada                      1,700        41,937
Talisman Energy, Inc.               900        30,765
Westcoast Energy, Inc.            1,100        27,992
                                          -----------
                                              208,517
                                          -----------
PHARMACEUTICALS (0.0%)
Biovail Corp.*                      500        23,106
                                          -----------
PRINTING & PUBLISHING (0.1%)
Thomson Corp.                     2,400        68,748
                                          -----------
REAL ESTATE (0.0%)
Trizec Hahn Corp.                   900        16,169
                                          -----------
RETAIL (0.0%)
Sears Canada, Inc.                  700         6,137
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (0.2%)
BCE, Inc.                         3,200   $    69,826
Nortel Networks Corp.             8,528        47,776
Rogers Communications,
  Inc. Class B                    1,300        16,623
TELUS Corp.                         500         5,681
                                          -----------
                                              139,906
                                          -----------
TRANSPORTATION & SHIPPING (0.0%)
Canadian National Railway
  Co.                               300        11,427
                                          -----------
TRAVEL & ENTERTAINMENT (0.0%)
Four Seasons Hotels, Inc.           200         7,481
                                          -----------
                                            1,132,832
                                          -----------
DENMARK (0.3%)
BEVERAGES & TOBACCO (0.0%)
Carlsberg A/S, Class B              200         8,524
                                          -----------
HEALTH CARE (0.0%)
William Demant Holding A/S          400         9,014
                                          -----------
MANUFACTURING (0.0%)
Vestas Wind Systems A/S             500        14,881
                                          -----------
PHARMACEUTICALS (0.1%)
Novo Nordisk A/S, Class B         1,680        69,751
                                          -----------
SERVICES (0.0%)
Group 4 Falck A/S                   250        27,557
ISS A/S                             200        10,410
                                          -----------
                                               37,967
                                          -----------
TELECOMMUNICATIONS (0.0%)
Tele Danmark A/S                    860        30,124
                                          -----------
TRANSPORTATION & SHIPPING (0.2%)
D/S 1912, Class B                     7        41,151
D/S Svendborg, Class B                5        37,967
                                          -----------
                                               79,118
                                          -----------
                                              249,379
                                          -----------
FINLAND (0.5%)
COMPUTERS (0.0%)
TietoEnator Oyj                     500         9,449
                                          -----------
INSURANCE (0.0%)
Pohjola Group Insurance
  Corp. Class A                     600         9,562
Sampo Oyj, Class A                2,000        15,282
                                          -----------
                                               24,844
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
MANUFACTURING (0.1%)
Kone Corp., Class B                 400   $    26,593
UPM-Kymmene Oyj                   1,300        37,057
                                          -----------
                                               63,650
                                          -----------
TELECOMMUNICATIONS (0.4%)
Nokia Oyj                        15,800       258,287
Sonera Oyj                        2,800         7,599
                                          -----------
                                              265,886
                                          -----------
                                              363,829
                                          -----------
FRANCE (3.6%)
ADVERTISING & MARKETING (0.0%)
Publicis Groupe                     400         6,739
                                          -----------
AUTOMOTIVE (0.1%)
Michelin (CGDE), Class B            200         5,273
PSA Peugeot Citroen               1,420        52,892
                                          -----------
                                               58,165
                                          -----------
BEVERAGES & TOBACCO (0.1%)
LVMH (Louis Vuitton Moet
  Hennessy)                       1,600        50,854
Pernod-Ricard SA                    400        29,234
                                          -----------
                                               80,088
                                          -----------
CHEMICALS (0.1%)
L'Air Liquide                       335        46,984
                                          -----------
COMPUTERS (0.1%)
Cap Gemini SA                       620        33,003
Dassault Systemes SA                400        12,185
                                          -----------
                                               45,188
                                          -----------
CONSTRUCTION (0.1%)
Bouygues SA                       1,100        28,391
Compagnie Francaise
  d'Etudes
  et de Construction SA (Technip)   140        17,646
Imerys                               60         5,279
Vinci SA                            640        37,594
                                          -----------
                                               88,910
                                          -----------
CONSUMER GOODS & SERVICES (0.2%)
Essilor International SA            400        11,129
L'Oreal SA                        2,300       158,564
Societe BIC SA                      200         6,156
                                          -----------
                                              175,849
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 18

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
ELECTRICAL & ELECTRONIC (0.1%)
Sagem SA                            120   $     4,748
STMicroelectronics NV             3,100        66,571
Thales SA                           600        21,857
                                          -----------
                                               93,176
                                          -----------
FINANCE & BANKING (0.3%)
Banque Nationale de Paris         1,480       121,037
Societe Eurafrance SA               200         9,093
Societe Generale, Class A         1,400        69,870
                                          -----------
                                              200,000
                                          -----------
FOOD (0.3%)
Beghin-Say                          200         6,825
Carrefour SA                      2,440       117,551
Cereol                              200         4,189
Cerestar                            200         5,191
Etablissements Economiques du Casino
  Guichard-Perrachon SA             440        33,940
Groupe Danone                       520        67,721
Provimi                             200         2,186
Sodexho Alliance SA                 600        25,409
                                          -----------
                                              263,012
                                          -----------
INSURANCE (0.1%)
Axa                               5,400       106,570
                                          -----------
MANUFACTURING (0.2%)
Compagnie de Saint-Gobain           410        56,382
LaFarge                             500        40,732
Pechiney SA, Class A                400        15,118
Schneider Electric SA               900        32,786
Valeo SA                            400        12,622
Zodiac SA                            80        12,167
                                          -----------
                                              169,807
                                          -----------
MULTIMEDIA (0.3%)
Lagardere S.C.A.                    400        12,604
Vivendi Universal SA              4,001       185,286
                                          -----------
                                              197,890
                                          -----------
OIL & GAS (0.6%)
Coflexip SA                         130        21,192
Total Fina SA, Class B            2,782       373,708
                                          -----------
                                              394,900
                                          -----------
PHARMACEUTICALS (0.5%)
Aventis SA                        2,725       206,726
Sanofi Synthelabo SA              2,640       171,906
                                          -----------
                                              378,632
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
REAL ESTATE (0.1%)
Gecina SA                           520   $    39,922
Simco SA                            200        13,661
Union du Credit-Bail
  Immobilier (Unibail)              450        22,335
                                          -----------
                                               75,918
                                          -----------
RETAIL (0.1%)
Pinault-Printemps-Redoute
  SA                                520        57,349
                                          -----------
TELECOMMUNICATIONS (0.2%)
Alcatel                           4,550        52,336
France Telecom SA                 3,650       115,081
                                          -----------
                                              167,417
                                          -----------
TRAVEL & ENTERTAINMENT (0.0%)
Accor SA                            900        25,573
Club Mediterranee SA                200         6,739
                                          -----------
                                               32,312
                                          -----------
UTILITIES (0.1%)
Suez SA                           3,060       101,718
                                          -----------
                                            2,740,624
                                          -----------
GERMANY (2.4%)
AUTOMOTIVE (0.2%)
DaimlerChrysler AG                3,274        97,203
Volkswagen AG                     1,400        48,832
                                          -----------
                                              146,035
                                          -----------
COMPUTERS (0.2%)
SAP AG                            1,330       140,868
                                          -----------
CONSUMER GOODS & SERVICES (0.1%)
Adidas-Salomon AG                   300        15,382
Beiersdorf AG                       390        42,692
                                          -----------
                                               58,074
                                          -----------
DIVERSIFIED (0.2%)
BASF AG                           2,645        92,981
Bayer AG                          3,000        84,970
Preussag AG                         300         7,076
                                          -----------
                                              185,027
                                          -----------
ELECTRICAL & ELECTRONIC (0.2%)
Epcos AG                            200         6,557
Siemens AG                        3,777       142,406
                                          -----------
                                              148,963
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
FINANCE & BANKING (0.2%)
Bayerische Hypo-und
  Vereinsbank AG                  1,873   $    53,561
Commerzbank AG                      600         9,890
Deutsche Bank AG                  2,250       122,639
                                          -----------
                                              186,090
                                          -----------
HEALTH CARE (0.0%)
Fresenius Medical Care AG           300        22,950
                                          -----------
INSURANCE (0.5%)
Allianz AG, Registered              945       214,296
Muenchener Rueckver AG
  Registered                        710       184,283
                                          -----------
                                              398,579
                                          -----------
MANUFACTURING (0.3%)
Heidelberger Zement AG              300        10,929
Hochtief AG                         300         2,951
Linde AG                            400        15,555
MAN AG                              300         5,082
ThyssenKrupp AG                   2,350        24,398
Veba AG                           2,690       138,170
                                          -----------
                                              197,085
                                          -----------
PHARMACEUTICALS (0.1%)
Merck KGaA                          800        28,779
Schering AG                         900        44,671
                                          -----------
                                               73,450
                                          -----------
RETAIL (0.1%)
Douglas Holding AG                  500        12,613
KarstadtQuelle AG                   300         8,811
Metro AG                          1,100        36,064
                                          -----------
                                               57,488
                                          -----------
TELECOMMUNICATIONS (0.2%)
Deutsche Telecom AG
  Registered                     10,550       164,201
                                          -----------
TRANSPORTATION & SHIPPING (0.0%)
Deutsche Lufthansa AG
  Registered                      1,300        12,431
                                          -----------
UTILITIES (0.1%)
RWE AG                            2,150        86,154
                                          -----------
                                            1,877,395
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
GREECE (0.1%)
FINANCE & BANKING (0.1%)
Commercial Bank of Greece           300   $     7,743
National Bank of Greece SA        1,200        25,835
                                          -----------
                                               33,578
                                          -----------
MANUFACTURING (0.0%)
Titan Cement Co. SA                 600        18,830
                                          -----------
METALS & MINING (0.0%)
Aluminium Of Greece
  S.A.I.C.                          300         7,956
                                          -----------
                                               60,364
                                          -----------
HONG KONG (0.7%)
DIVERSIFIED (0.3%)
Hutchison Whampoa                17,400       129,394
Jardine Matheson Holdings,
  Ltd.                            4,000        22,600
Swire Pacific, Ltd., Class
  A                               9,500        35,749
                                          -----------
                                              187,743
                                          -----------
FINANCE & BANKING (0.2%)
Bank of East Asia                10,000        19,937
Hang Seng Bank, Ltd.              7,900        81,791
                                          -----------
                                              101,728
                                          -----------
OIL & GAS (0.0%)
Hong Kong & China Gas            29,282        36,605
                                          -----------
REAL ESTATE (0.1%)
Henderson Land Development
  Company, Ltd.                   3,000         9,828
Sun Hung Kai Properties          10,000        63,722
                                          -----------
                                               73,550
                                          -----------
TELECOMMUNICATIONS (0.0%)
Pacific Century
  CyberWorks, Ltd.*              38,000         9,354
                                          -----------
UTILITIES (0.1%)
CLP Holdings, Ltd.               10,800        41,541
Hong Kong Electric
  Holdings                       14,000        53,850
                                          -----------
                                               95,391
                                          -----------
                                              504,371
                                          -----------
IRELAND (0.2%)
COMPUTERS (0.0%)
IONA Technologies PLC*              200         1,714
                                          -----------
FINANCE & BANKING (0.0%)
Allied Irish Bank PLC             4,000        35,955
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 20

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
HEALTH CARE (0.2%)
Elan Corp. PLC*                   1,300   $    64,524
                                          -----------
MANUFACTURING (0.0%)
CRH PLC                           1,800        26,720
                                          -----------
                                              128,913
                                          -----------
ITALY (1.4%)
AUTOMOTIVE (0.1%)
Fiat SPA                          3,800        66,446
                                          -----------
CONSTRUCTION (0.0%)
Autostrade SPA                    3,500        22,312
                                          -----------
CONSUMER GOODS & SERVICES (0.0%)
Autogrill SPA                       800         5,493
                                          -----------
FINANCE & BANKING (0.3%)
Banca Fideuram SPA                1,600         9,442
Banca Intesa SPA                 18,000        44,507
Bipop-Carire SPA                  7,000        14,535
Mediobanca SPA                    1,900        18,048
Rolo Banca 1473 SPA               1,260        17,167
San Paolo-IMI SPA                 6,135        64,365
Unicredito Italiano SPA          13,800        52,659
                                          -----------
                                              220,723
                                          -----------
INSURANCE (0.3%)
Assicurazioni Generali            6,845       183,898
RAS SPA                           2,400        28,851
Societa Assicuratrice
  Industriale SPA                 1,100        11,881
                                          -----------
                                              224,630
                                          -----------
MULTIMEDIA (0.0%)
Mediaset SPA                      4,600        25,806
                                          -----------
OIL & GAS (0.2%)
ENI SPA                          14,200       176,265
                                          -----------
RETAIL (0.0%)
Benetton Group SPA                  700         6,598
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (0.5%)
Olivetti SPA                      8,060   $     7,942
Telecom Italia Mobile SPA        24,000       116,498
Telecom Italia Mobile SPA-
  RNC                            13,000        48,423
Telecom Italia SPA               13,455       101,583
Telecom Italia SPA-RNC            7,700        32,678
Tiscali SPA*                      1,400         6,707
                                          -----------
                                              313,831
                                          -----------
                                            1,062,104
                                          -----------
JAPAN (7.3%)
AUTOMOTIVE (0.8%)
Aisin Seiki Company, Ltd.         2,000        25,938
Bridgestone Corp.                 3,000        20,927
Denso Corp.                       4,000        57,080
Honda Motor Company, Ltd.         3,500       113,699
Mazda Motor Corp.                 8,000        10,745
Mitsubishi Motors                 6,000        10,073
Nissan Motors                    13,000        54,235
Toyota Motor Corp.               13,300       341,628
                                          -----------
                                              634,325
                                          -----------
BEVERAGES & TOBACCO (0.2%)
Japan Tobacco, Inc.                  12        87,232
Kirin Brewery Company,
  Ltd.                            4,000        30,555
Takara Shuzo Company, Ltd.        1,000         9,091
                                          -----------
                                              126,878
                                          -----------
CHEMICALS (0.3%)
Mitsui Chemicals, Inc.            7,000        20,507
Shin-Etsu Chemical Co.            2,000        56,241
Takeda Chemical Industries        3,000       138,504
                                          -----------
                                              215,252
                                          -----------
COMPUTERS (0.2%)
CSK Corp.                           700        14,396
Fuji Soft ABC, Inc.                 300        12,818
Fujitsu, Ltd.                     8,000        67,086
Konami Company, Ltd.                500        12,151
Meitec Corp.                        500        13,011
TIS, Inc.                           400        10,677
Trans Cosmos, Inc.                  200         4,667
                                          -----------
                                              134,806
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
CONSTRUCTION (0.1%)
Daito Trust Construction
  Company, Ltd.                     800   $    12,927
Daiwa House Industry
  Company, Ltd.                   1,000         7,303
Matsushita Electric Works, Ltd.   4,000        32,200
Nippon Comsys Corp.               1,000        12,507
                                          -----------
                                               64,937
                                          -----------
CONSUMER GOODS & SERVICES (0.7%)
KAO Corp.                         3,000        73,911
Kuraray Company, Ltd.             1,000         5,792
Matsushita Electric Industrial Co.9,000       110,300
Nintendo Company, Ltd.              600        86,175
Sanrio Company, Ltd.                800         6,339
Secom Company, Ltd.               1,000        51,540
Sega Corp.*                         600         8,033
Shiseido Company, Ltd.            2,000        17,225
Sony Corp.                        3,700       136,347
Uni-Charm Corp.                     500        14,312
World Company, Ltd.                 500        14,690
                                          -----------
                                              524,664
                                          -----------
DIVERSIFIED (0.2%)
Mitsubishi Corp.                  5,000        35,759
Mitsui & Company, Ltd.            5,000        28,372
Nippon Unipac Holding                 7        36,725
Sumitomo Corp.                    4,000        21,489
                                          -----------
                                              122,345
                                          -----------
EDUCATION SERVICES (0.0%)
Benesse Corp.                       600        18,383
                                          -----------
ELECTRICAL & ELECTRONIC (0.8%)
Advantest Corp.                     600        25,434
Fanuc, Ltd.                       1,100        41,274
Hirose Electric Company,
  Ltd.                              400        25,183
Hitachi, Ltd.                    11,000        73,223
Kyocera Corp.                       900        58,776
Mitsubishi Electric Corp.         6,000        21,153
Murata Manufacturing
  Company, Ltd.                   1,100        63,066
NEC Corp.                         7,000        57,173
NGK Insulators, Ltd.              1,000         7,664
Nitto Denko Corp.                 1,000        14,942
Omron Corp.                       2,000        26,005
Pioneer Corp.                     1,000        20,104
Rohm Company, Ltd.                  400        38,949
Sanyo Electric Company,
  Ltd.                            4,000        14,740
Sharp Corp.                       4,000        35,927

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
Sumitomo Electric Industries, Ltd.3,000   $    26,870
Taiyo Yuden Company, Ltd.         1,000        12,390
Tokyo Electron, Ltd.                700        24,561
Toshiba Corp.                     8,000        30,622
                                          -----------
                                              618,056
                                          -----------
FINANCE & BANKING (1.4%)
77 Bank, Ltd.                     2,000         9,653
Acom Company, Ltd.                  600        52,934
Credit Saison Company,
  Ltd.                              500        10,787
Daiwa Securities GRP              6,000        41,602
Hachijuni Bank                    4,000        20,482
Mitsubishi Tokyo Financial
  Group, Inc. (MTFG)                 30       234,198
Mizuho Holdings, Inc.                49       189,205
Nikko Securities Company, Ltd.    2,000        10,627
Nomura Securities Company, Ltd.   7,000        91,488
Orix Corp.                          400        33,409
Promise Company, Ltd.               500        33,577
Shizuoka Bank                     6,000        45,077
Softbank Corp.                    1,200        21,254
Sumitomo Bank, Ltd.              20,000       143,373
Sumitomo Trust & Banking          3,000        14,858
Takefuji Corp.                      800        63,124
Tokio Marine & Fire Insurance     5,000        46,126
                                          -----------
                                            1,061,774
                                          -----------
FOOD (0.1%)
Ajinomoto Company, Inc.           3,000        34,550
Katokichi Company, Ltd.           1,100        24,238
Nissin Food Products Company, Ltd.1,300        27,990
                                          -----------
                                               86,778
                                          -----------
HEALTH CARE (0.0%)
Terumo Corp.                      1,100        17,821
                                          -----------
MANUFACTURING (0.6%)
Canon, Inc.                       4,000       109,796
Daikin Industries, Ltd.           1,000        14,144
Ebara Corp.                       2,000        14,102
Fuji Machine Manufacturing
  Company, Ltd.                     500         6,841
Fuji Photo Film Co.               2,000        68,832
Furukawa Electric Company, Ltd.   3,000        16,318
Hoya Corp.                          600        31,226
Komori Corp.                      1,000        12,591
Mitsubishi Heavy Industries, Ltd.16,000        55,469
Nidec Corp.                         500        17,250
Nikon Corp.                       3,000        21,027
Nippon Sheet Glass Company, Ltd.  1,000         3,761

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 22

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
Ricoh Company, Ltd.               1,000   $    15,059
Shimano, Inc.                       600         7,560
SMC Corp.                           400        31,529
Tostem Corp.                      2,000        28,204
Toyo Seikan Kaisha, Ltd.          1,000        13,557
Toyoda Automatic Loom
  Works, Ltd.                     1,000        16,746
                                          -----------
                                              484,012
                                          -----------
MEDIA (0.1%)
Asatsu-DK, Inc.                     700        16,453
Fuji Television Network,
  Inc.                                5        24,931
Toho Company, Ltd.                  200        23,588
Tokyo Broadcasting System         1,000        17,586
Toppan Printing Company, Ltd.     3,000        28,330
                                          -----------
                                              110,888
                                          -----------
OIL & GAS (0.0%)
TonenGeneral Sekiyu K.K.          2,000        15,512
                                          -----------
PHARMACEUTICALS (0.3%)
Daiichi Pharmaceutical
  Company, Ltd.                   2,000        41,971
Eisai Company, Ltd.               1,000        24,259
Ono Pharmaceutical Company, Ltd.  1,000        31,478
Sankyo Company, Ltd.              2,000        35,340
Shionogi & Company, Ltd.          1,000        18,803
Taisho Pharmacuetical
  Company, Ltd.                   2,000        33,745
Yamanouchi Pharmaceutical
  Company, Ltd.                   2,000        53,723
                                          -----------
                                              239,319
                                          -----------
PRINTING & PUBLISHING (0.0%)
Kadokawa Shoten Publishing
  Company, Ltd.                     400         6,403
                                          -----------
REAL ESTATE (0.1%)
Mitsubishi Estate Company, Ltd.   4,000        39,688
Mitsui Fudosan Company,
  Ltd.                            4,000        45,664
                                          -----------
                                               85,352
                                          -----------
RETAIL (0.2%)
Autobacs Seven Company, Ltd.        600        15,613
Ito-Yokado Company, Ltd.          1,000        44,405
Jusco Company, Ltd.               2,000        40,124
Marui Company, Ltd.               2,000        27,399
Shimamura Company, Ltd.*            200        12,071
Skylark Company, Ltd.             1,000        23,336
Takashimaya Company, Ltd.         1,000         6,447
                                          -----------
                                              169,395
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
SERVICES (0.0%)
Dai Nippon Printing Company, Ltd. 1,000   $    10,048
Kurita Water Industries,
  Ltd.                            1,000        12,172
                                          -----------
                                               22,220
                                          -----------
TELECOMMUNICATIONS (0.4%)
Nippon Telegraph & Telephone Corp.   62       289,365
                                          -----------
TRANSPORTATION & SHIPPING (0.4%)
Central Japan Railway Co.            16       112,146
East Japan Railway Co.               21       126,744
Kinki Nippon Railway
  Company, Ltd.                  10,300        41,155
Nippon Express Company, Ltd.      3,000        11,383
Seibu Railway Company,
  Ltd.                            1,000        13,422
                                          -----------
                                              304,850
                                          -----------
TRAVEL & ENTERTAINMENT (0.1%)
All Nippon Airways Company, Ltd.* 7,000        16,981
Japan Airlines Company,
  Ltd.                            2,000         4,701
Namco, Ltd.                         500         7,555
Oriental Land Company,
  Ltd.                              600        37,018
                                          -----------
                                               66,255
                                          -----------
UTILITIES (0.3%)
Chubu Electric Power
  Company, Inc.                   1,000        21,993
Hokkaido Electric Power
  Company, Inc.                   1,500        21,770
Hokuriku Electric Power
  Co.                             1,000        15,949
Kansai Electric Power
  Company, Inc.                   3,000        50,365
Kyushu Electric Power
  Company, Inc.                   1,000        17,796
Tokyo Electric Power Company, Inc.5,100       127,147
                                          -----------
                                              255,020
                                          -----------
                                            5,674,610
                                          -----------
NETHERLANDS (1.8%)
BEVERAGES & TOBACCO (0.1%)
Heineken Holding NV, Class A        611        17,139
Heineken NV                       1,400        53,065
                                          -----------
                                               70,204
                                          -----------
CHEMICALS (0.1%)
Akzo Nobel                        1,480        60,370
                                          -----------
CONSUMER GOODS & SERVICES (0.2%)
Unilever NV -- CVA                2,273       122,961
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
ELECTRICAL & ELECTRONIC (0.1%)
ASML Holding NV*                  1,600   $    17,806
Philips Electronics NV            4,282        83,063
                                          -----------
                                              100,869
                                          -----------
FINANCE & BANKING (0.4%)
ABN Amro Holding NV               4,648        76,660
ING Groep NV                      8,008       214,633
                                          -----------
                                              291,293
                                          -----------
FOOD (0.1%)
Koninklijke Ahold NV              3,400        94,441
                                          -----------
INSURANCE (0.2%)
Aegon NV                          4,976       130,151
Fortis NV                         1,020        24,914
                                          -----------
                                              155,065
                                          -----------
OIL & GAS (0.6%)
IHC Caland NV                       300        12,964
Royal Dutch Petroleum             7,917       398,143
                                          -----------
                                              411,107
                                          -----------
PRINTING & PUBLISHING (0.0%)
Wolters Kluwer                      880        19,507
                                          -----------
SERVICES (0.0%)
Buhrmann NV                         600         3,546
Hagemeyer NV                        600         7,994
                                          -----------
                                               11,540
                                          -----------
TELECOMMUNICATIONS (0.0%)
Koninklijke KPN NV                4,604        12,579
                                          -----------
TRANSPORTATION & SHIPPING (0.0%)
TNT Post Group NV                 1,259        24,067
                                          -----------
                                            1,374,003
                                          -----------
NEW ZEALAND (0.0%)
AEROSPACE & DEFENSE (0.0%)
Air New Zealand, Ltd., Class B   10,000         1,627
                                          -----------
TELECOMMUNICATIONS (0.0%)
Telecom Corp. of New Zealand      5,000         8,970
                                          -----------
                                               10,597
                                          -----------
NORWAY (0.2%)
COMPUTERS (0.0%)
Opticom ASA                         100         2,041
                                          -----------
FOOD (0.0%)
Orkla ASA, Class A                  600         9,538
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
INSURANCE (0.0%)
Storebrand ASA                    1,000   $     5,863
                                          -----------
MANUFACTURING (0.2%)
Bergesen D Y ASA, Class A           500         8,259
Norsk Hydro ASA                   1,600        58,717
Norske Skogsindustrier ASA        1,200        17,859
                                          -----------
                                               84,835
                                          -----------
OIL & GAS (0.0%)
Smedvig ASA, Class B              2,000        13,755
                                          -----------
                                              116,032
                                          -----------
PORTUGAL (0.1%)
CONSTRUCTION (0.0%)
CIMPOR-Cimentos de
  Portugal SGPS SA                2,000        32,786
                                          -----------
FINANCE & BANKING (0.0%)
Banco Espirito Santo SA
  Registered                        900        10,655
                                          -----------
FOOD (0.0%)
Jeronimo Martins SGPS SA          2,000        11,293
                                          -----------
TELECOMMUNICATIONS (0.1%)
Portugal Telecom SGPS SA          6,400        46,512
                                          -----------
                                              101,246
                                          -----------
SINGAPORE (0.2%)
COMPUTERS (0.0%)
Creative Technology, Ltd.           800         3,872
                                          -----------
ELECTRICAL & ELECTRONIC (0.0%)
Venture Manufacturing
  (Singapore), Ltd.               1,000         4,954
                                          -----------
FINANCE & BANKING (0.2%)
DBS Group Holdings, Ltd.          7,198        39,324
Oversea-Chinese Banking
  Corporation, Ltd.               3,000        16,050
United Overseas Bank, Ltd.        2,256        12,261
                                          -----------
                                               67,635
                                          -----------
MANUFACTURING (0.0%)
Sembcorp Industries, Ltd.        18,209        14,639
                                          -----------
PRINTING & PUBLISHING (0.0%)
Singapore Press Holdings          3,648        32,632
                                          -----------
TELECOMMUNICATIONS (0.0%)
Singapore
  Telecommunications             11,900        12,194
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 24

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
TRANSPORTATION & SHIPPING (0.0%)
Singapore Airlines, Ltd.          6,000   $    27,175
                                          -----------
                                              163,101
                                          -----------
SPAIN (1.0%)
BEVERAGES & TOBACCO (0.0%)
Altadis SA                          900        14,344
                                          -----------
CONSTRUCTION (0.1%)
Actividades de
  Construccion y Servicios
  SA                              1,000        24,034
Fomento de Construcciones
  y Contratas SA                  1,100        21,338
Portland Valderrivas SA           1,700        35,686
                                          -----------
                                               81,058
                                          -----------
FINANCE & BANKING (0.3%)
Banco Bilbao Vizcaya             11,631       119,695
Banco Santander Central
  Hispano SA                     13,540       103,828
                                          -----------
                                              223,523
                                          -----------
INSURANCE (0.0%)
Corporacion Mapfre SA             1,500         8,866
                                          -----------
MANUFACTURING (0.0%)
Acerinox SA                         800        19,744
Grupo Empresarial Ence SA           800         8,597
                                          -----------
                                               28,341
                                          -----------
PHARMACEUTICALS (0.0%)
Zeltia SA                           600         4,836
                                          -----------
RETAIL (0.0%)
Cortefiel SA                      1,000         5,146
                                          -----------
TELECOMMUNICATIONS (0.2%)
Telefonica SA*                   15,098       166,924
                                          -----------
UTILITIES (0.4%)
Endesa SA                         3,400        52,794
Gas Natural SDG SA                1,900        34,019
Iberdrola SA                      4,906        66,796
Repsol SA                         3,750        53,960
Union Electrica Fenosa SA         1,700        25,158
                                          -----------
                                              232,727
                                          -----------
                                              765,765
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
SWEDEN (0.7%)
AUTOMOTIVE (0.0%)
Volvo AB, Class A                   400   $     4,949
Volvo AB, Class B                 1,000        12,889
                                          -----------
                                               17,838
                                          -----------
CONSTRUCTION (0.0%)
Skanska AB, Class B               4,400        28,665
                                          -----------
CONSUMER GOODS & SERVICES (0.1%)
Electrolux AB, Class B            1,300        13,527
Securitas AB, Class B             1,700        27,409
                                          -----------
                                               40,936
                                          -----------
FINANCE & BANKING (0.1%)
Investor AB, Class A                800         7,612
Investor AB, Class B                500         4,734
Skandiaviska Enskilda
  Banken                          1,900        13,269
Svenska Handelsbanken, Class A    3,300        42,844
Svenska Handelsbanken, Class B    1,300        15,964
                                          -----------
                                               84,423
                                          -----------
INSURANCE (0.0%)
Skandia Forsakrings AB            5,000        27,184
                                          -----------
MANUFACTURING (0.2%)
Assa Abloy AB, Class B            1,600        17,998
AssiDoman AB                        500        12,163
Atlas Copco AB, Class A           1,400        24,410
Sandvik AB                        1,850        33,470
Sapa AB                           1,100        14,127
Svenska Cellulosa AB, Class B     1,000        21,748
                                          -----------
                                              123,916
                                          -----------
RETAIL (0.1%)
Hennes & Mauritz AB, Class B      3,600        61,923
                                          -----------
TELECOMMUNICATIONS (0.2%)
Ericsson LM AB, Class B          29,600       107,102
Tele2 AB, Class B*                1,300        32,171
                                          -----------
                                              139,273
                                          -----------
                                              524,158
                                          -----------
SWITZERLAND (2.4%)
ADVERTISING & MARKETING (0.0%)
PubliGroupe SA, Registered           60         8,908
                                          -----------
CHEMICALS (0.1%)
Lonza AG, Registered                 40        22,765
Syngenta AG, Registered*            525        26,534
                                          -----------
                                               49,299
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
COMPUTERS (0.0%)
Logitech International SA
  Registered                        300   $     6,922
                                          -----------
CONSUMER GOODS & SERVICES (0.0%)
Forbo Holding AG,
  Registered                         60        15,589
Givaudan, Registered*                30         9,038
Kuoni Reisen Holding AG
  Registered                         70        12,558
                                          -----------
                                               37,185
                                          -----------
ELECTRICAL & ELECTRONIC (0.0%)
Unaxis Holding AG
  Registered                         40         2,920
                                          -----------
FINANCE & BANKING (0.5%)
Credit Suisse Group               4,200       146,797
UBS AG, Registered                4,488       209,891
                                          -----------
                                              356,688
                                          -----------
FOOD (0.4%)
Nestle SA, Registered             1,490       317,998
                                          -----------
HEALTH CARE (0.0%)
Sulzer Medica AG,
  Registered                         40         2,153
                                          -----------
INSURANCE (0.2%)
Swiss Re, Registered                880        86,556
Zurich Financial Services
  AG                                241        49,273
                                          -----------
                                              135,829
                                          -----------
MANUFACTURING (0.1%)
Georg Fischer AG,
  Registered                         30         5,382
Holcim, Ltd., Class B               105        19,746
Holcim, Ltd., Registered            350        14,073
Schindler Holding AG                 11        15,038
Schindler Holding AG
  Registered                          9        12,137
Sulzer AG, Registered                20         2,994
                                          -----------
                                               69,370
                                          -----------
PHARMACEUTICALS (0.7%)
Novartis AG, Registered          10,160       397,848
Roche Holding AG, Bearer            600        45,097
Roche Holding AG
  Genusschein                     2,100       150,694
                                          -----------
                                              593,639
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
RETAIL (0.1%)
Jelmoli Holding AG, Bearer           22   $    22,728
Swatch Group AG,
  Registered                      1,400        20,785
Valora Holding AG                    90        14,420
                                          -----------
                                               57,933
                                          -----------
SERVICES (0.1%)
ABB, Ltd.                         5,164        37,056
Adecco SA, Registered               790        26,928
SGS Societe Generale de
  Surveillance Holding SA
  Registered                         50         5,846
                                          -----------
                                               69,830
                                          -----------
TELECOMMUNICATIONS (0.2%)
Kudelski SA, Bearer                 240         8,173
Swisscom AG, Registered             390       110,014
                                          -----------
                                              118,187
                                          -----------
TRANSPORTATION & SHIPPING (0.0%)
Swissair Group                       90         2,285
                                          -----------
                                            1,829,146
                                          -----------
UNITED KINGDOM (7.2%)
ADVERTISING & MARKETING (0.0%)
WPP Group PLC                     4,800        35,096
                                          -----------
AEROSPACE & DEFENSE (0.1%)
British Aerospace PLC            10,317        50,265
                                          -----------
AIRPORTS (0.0%)
BAA PLC                           2,100        16,620
                                          -----------
BEVERAGES & TOBACCO (0.4%)
Bass PLC                          3,894        35,197
British American Tobacco PLC      8,274        73,144
Cadbury Schweppes PLC            11,706        75,570
Diageo PLC                       10,552       111,117
                                          -----------
                                              295,028
                                          -----------
CHEMICALS (0.1%)
BOC Group PLC                     3,845        52,752
Johnson Matthey PLC               1,900        25,341
                                          -----------
                                               78,093
                                          -----------
COMPUTERS (0.1%)
ARM Holdings PLC*                 4,000        13,786
CMG PLC                           3,100        11,037
Logica PLC                        2,300        22,800
Mysis PLC                         2,100         6,227
                                          -----------
                                               53,850
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 26

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
CONSTRUCTION (0.0%)
Berkeley Group PLC                1,600   $    13,756
                                          -----------
CONSUMER GOODS & SERVICES (0.1%)
Boots Company PLC                 2,919        26,770
Granada Compass PLC*              8,037        10,897
Unilever PLC                      8,035        60,640
                                          -----------
                                               98,307
                                          -----------
DIVERSIFIED (0.2%)
Brambles Industries PLC           3,300        15,569
Invensys PLC                     12,000         6,217
Lattice Group PLC                12,365        28,077
Reed International PLC            4,000        32,980
Rentokil Initial PLC              7,158        25,906
Smiths Industries, PLC            1,400        13,436
                                          -----------
                                              122,185
                                          -----------
FINANCE & BANKING (1.8%)
3i Group PLC                      2,300        23,561
Abbey National PLC                5,900        85,975
Amvescap PLC                      3,200        34,121
Barclays PLC                      8,000       219,750
HBOS PLC                          9,475       102,561
HSBC Holdings PLC                32,800       344,915
Lloyds TSB Group PLC             21,676       206,754
Royal Bank of Scotland Group PLC 11,800       259,616
Schroders PLC                     1,800        17,553
                                          -----------
                                            1,294,806
                                          -----------
FOOD (0.2%)
Compass Group PLC*                8,037        56,018
Sainsbury (J) PLC                 5,344        28,118
Tesco PLC                        19,248        72,349
                                          -----------
                                              156,485
                                          -----------
HEALTH CARE (0.0%)
Celltech Group PLC*               1,000        10,259
                                          -----------
INSURANCE (0.3%)
CGU PLC                           8,624       105,961
Legal & General Group PLC        19,900        43,213
Prudential Corp. PLC              8,000        81,833
Royal & Sun Alliance
  Insurance Group PLC             4,545        22,695
                                          -----------
                                              253,702
                                          -----------
MANUFACTURING (0.0%)
GKN PLC                           3,300        13,241
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
MEDIA (0.2%)
British Sky Broadcasting
  PLC                             7,700   $    67,108
Pearson PLC                       2,963        31,485
Reuters Group PLC                 5,155        45,268
                                          -----------
                                              143,861
                                          -----------
METALS & MINING (0.1%)
Rio Tinto PLC, Registered         5,916        92,773
                                          -----------
OIL & GAS (0.7%)
BG Group PLC                     12,365        47,613
BP Amoco PLC                     56,152       462,974
Shell Transportation &
  Trading Co. PLC                 7,073        52,652
                                          -----------
                                              563,239
                                          -----------
PHARMACEUTICALS (1.5%)
Astrazeneca Group PLC             8,000       371,305
GlaxoSmithKline PLC*             26,118       736,236
Shire Pharmaceuticals Group PLC     710         9,579
                                          -----------
                                            1,117,120
                                          -----------
REAL ESTATE (0.1%)
Land Securities PLC               3,900        47,660
                                          -----------
RETAIL (0.1%)
Great Universal Stores PLC        5,834        46,001
Kingfisher PLC                    5,454        24,809
Marks & Spencer PLC               8,198        30,754
Woolworths Group PLC              6,000         2,800
                                          -----------
                                              104,364
                                          -----------
SERVICES (0.0%)
BTG PLC                             700         5,926
Hays PLC                          8,000        17,901
                                          -----------
                                               23,827
                                          -----------
TELECOMMUNICATIONS (0.9%)
British Telecommunications PLC   24,666       123,256
Cable & Wireless PLC              3,100        12,723
Marconi PLC                      11,070         2,969
Vodafone Group PLC              249,527       549,178
                                          -----------
                                              688,126
                                          -----------
TRANSPORTATION & SHIPPING (0.1%)
British Airways PLC               3,500         9,272
Exel PLC                          2,700        20,674
Peninsular and Oriental
  Steam Navigation Co.            4,250        11,634
Railtrack Group PLC               2,600        10,012
                                          -----------
                                               51,592
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
TRAVEL & ENTERTAINMENT (0.0%)
P & O Princess Cruises PLC        4,250   $    14,038
                                          -----------
UTILITIES (0.2%)
Centrica PLC                     12,000        37,433
Innogy Holdings PLC              12,000        37,081
International Power PLC          12,000        37,301
National Grid Group PLC           2,700        17,053
Scottish Power PLC                6,100        36,511
                                          -----------
                                              165,379
                                          -----------
                                            5,503,672
                                          -----------
UNITED STATES (34.6%)
AEROSPACE & DEFENSE (0.6%)
Boeing Co.                        3,500       117,250
Goodrich Corp.                    2,100        40,908
Northrop Grumman Corp.            1,900       191,900
United Technologies Corp.         2,900       134,850
                                          -----------
                                              484,908
                                          -----------
AUTOMOTIVE (0.1%)
Delphi Automotive Systems         3,200        37,600
Ford Motor Co.                    4,000        69,400
                                          -----------
                                              107,000
                                          -----------
BEVERAGES & TOBACCO (1.0%)
Coca-Cola Co.                    11,500       538,775
PepsiCo, Inc.                     2,100       101,850
Philip Morris Companies,
  Inc.                            2,400       115,896
                                          -----------
                                              756,521
                                          -----------
CHEMICALS (0.5%)
E. I. du Pont de Nemours and Co.  9,500       356,440
Hercules, Inc.*                   5,700        47,025
                                          -----------
                                              403,465
                                          -----------
COMPUTERS (3.9%)
Applied Materials, Inc.*          2,800        79,632
Cisco Systems, Inc.*             29,700       361,746
Gateway, Inc.*                    9,100        49,595
Hewlett-Packard Co.               7,500       120,750
IBM Corp.                         4,900       452,270
Intel Corp.                      20,600       421,064
Micron Technology, Inc.             700        13,181
Microsoft Corp.*                 22,200     1,135,974
NCR Corp.*                        2,900        85,985
Oracle Corp.*                     7,200        90,576
Texas Instruments, Inc.           8,000       199,840
                                          -----------
                                            3,010,613
                                          -----------

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
CONSUMER GOODS & SERVICES (1.4%)
Eastman Kodak Co.                 3,100   $   100,843
Gillette Co.                      6,600       196,680
Kimberly-Clark Corp.              3,300       204,600
Mattel                            4,700        73,602
Proctor & Gamble Co.              5,200       378,508
Whirlpool Corp.                   2,200       121,770
                                          -----------
                                            1,076,003
                                          -----------
DIVERSIFIED (1.8%)
Brown-Forman Corp., Class
  B                                 500        31,590
General Electric Co.             32,700     1,216,440
Minnesota Mining and
  Manufacturing Co.               1,400       137,760
                                          -----------
                                            1,385,790
                                          -----------
ELECTRICAL & ELECTRONIC (0.3%)
Advanced Micro Devices, Inc.*     1,200         9,780
Johnson Controls, Inc.              100         6,524
Linear Technology Corp.             100         3,280
Palm, Inc.*                      71,000       103,660
Thomas & Betts Corp.              4,800        83,904
                                          -----------
                                              207,148
                                          -----------
FINANCE & BANKING (4.6%)
Bank of America Corp.            13,936       813,862
Bank of New York Company, Inc.    3,900       136,500
Bank One Corp.                    5,600       176,232
Citigroup, Inc.                  14,232       576,396
Fannie Mae                        9,300       744,558
Franklin Resources, Inc.            800        27,736
H&R Block, Inc.                   2,000        77,120
J.P. Morgan Chase & Co.           9,060       309,399
Merrill Lynch & Co.               2,200        89,320
SunTrust Banks, Inc.              2,300       153,180
Washington Mutual, Inc.           5,600       215,488
Wells Fargo & Co.                 5,800       257,810
                                          -----------
                                            3,577,601
                                          -----------
FOOD (0.9%)
Albertson's, Inc.                 6,900       219,972
McDonald's Corp.                  5,100       138,414
Ralston Purina Co.                5,900       193,520
Tricon Global Restaurants*        1,300        50,986
Wm. Wrigley Jr. Co.               1,500        76,950
                                          -----------
                                              679,842
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 28

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
HEALTH CARE (1.6%)
Bausch & Lomb, Inc.               2,500   $    70,750
HEALTHSOUTH Corp.*               16,900       274,794
IMS Health, Inc.                  1,100        27,555
Johnson & Johnson                13,604       753,662
Manor Care, Inc.*                 3,000        84,300
                                          -----------
                                            1,211,061
                                          -----------
INSURANCE (1.5%)
Allstate Corp.                    3,700       138,195
American International Group, Inc.7,770       606,060
Cigna Corp.                         700        58,065
Loews Corp.                       7,000       323,960
                                          -----------
                                            1,126,280
                                          -----------
MANUFACTURING (0.5%)
Boise Cascade Corp.                 800        23,600
Caterpillar, Inc.                   500        22,400
FMC Corp.*                        1,200        58,788
Illinois Tool Works, Inc.           300        16,233
International Paper Co.             300        10,440
Nucor Corp.                       4,700       186,590
Thermo Electron Corp.*            1,800        32,490
                                          -----------
                                              350,541
                                          -----------
METALS & MINING (0.0%)
Inco, Ltd.*                       2,200        27,302
                                          -----------
MULTIMEDIA (1.4%)
AOL Time Warner, Inc.*            5,350       177,085
Comcast Corp., Special Class A*   8,900       319,243
Gannett Company, Inc.             2,300       138,253
Viacom, Inc., Class B*            5,800       200,100
Vivendi Universal SA (ADR)        1,200        55,620
Walt Disney Co.                   9,600       178,752
                                          -----------
                                            1,069,053
                                          -----------
OIL & GAS (2.2%)
Amerada Hess Corp.                  500        31,750
BP Amoco PLC (ADR)                3,214       158,032
Chevron Corp.                     2,500       211,875
Exxon Mobil Corp.                27,984     1,102,570
Kerr-McGee Corp.                  2,500       129,775
Texaco, Inc.                      1,100        71,500
                                          -----------
                                            1,705,502
                                          -----------
PHARMACEUTICALS (4.3%)
Abbott Laboratories               5,300       274,805
American Home Products
  Corp.                           3,400       198,050
AmerisourceBergen Corp.*          3,700       262,515

SECURITY DESCRIPTION          SHARES         VALUE
-----------------------------------------------------
Bristol-Myers Squibb Co.          7,200   $   400,032
Cardinal Health, Inc.               750        55,463
Eli Lilly & Co.                   3,900       314,730
Merck & Company, Inc.             8,700       579,420
Pfizer, Inc.                     24,150       968,415
Pharmacia Corp.                   5,600       227,136
                                          -----------
                                            3,280,566
                                          -----------
PRINTING & PUBLISHING (0.0%)
Readers Digest Assoc., Class A    2,000        36,780
                                          -----------
RETAIL (2.0%)
AutoZone, Inc.*                   4,900       254,114
Federated Department
  Stores, Inc.*                   4,500       126,900
Home Depot, Inc.                  3,200       122,784
Lowe's Companies, Inc.            3,000        94,950
Toys 'R' Us, Inc.*                2,100        36,183
Wal-Mart Stores, Inc.            18,300       905,850
                                          -----------
                                            1,540,781
                                          -----------
SERVICES (1.3%)
Automatic Data Processing, Inc.     300        14,112
Cendant Corp.*                   10,200       130,560
Electronic Data Systems
  Corp.                           5,100       293,658
First Data Corp.                  3,700       215,562
Fluor Corp.                       3,500       134,750
Quintiles Transnational
  Corp.*                          1,300        18,980
W.W. Grainger, Inc.               1,800        69,930
Waste Management, Inc.            2,700        72,198
Yahoo!, Inc.*                     6,300        55,503
                                          -----------
                                            1,005,253
                                          -----------
TELECOMMUNICATIONS (3.4%)
AT&T Wireless Services,
  Inc.*                           1,116        16,673
BellSouth Corp.                   3,100       128,805
Corning, Inc.                     3,900        34,398
Lucent Technologies, Inc.        35,390       202,785
Motorola, Inc.                    3,400        53,040
Nortel Networks Corp.            13,900        77,979
SBC Communications, Inc.         14,700       692,664
Tellabs, Inc.*                   17,500       172,900
Verizon Communications,
  Inc.                           13,100       708,841
WorldCom Group*                  35,350       531,664
                                          -----------
                                            2,619,749
                                          -----------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2001

                             SHARES OR
                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT        VALUE
-----------------------------------------------------
TRANSPORTATION & SHIPPING (0.2%)
CSX Corp.                         1,200   $    37,800
FedEx Corp.*                        700        25,725
Union Pacific Corp.               2,000        93,800
                                          -----------
                                              157,325
                                          -----------
TRAVEL & ENTERTAINMENT (0.3%)
Carnival Corp.                    4,000        88,080
Delta Air Lines, Inc.             1,700        44,795
Hilton Hotels Corp.               2,300        18,055
Sabre Holdings Corp.*             3,100        82,894
                                          -----------
                                              233,824
                                          -----------
UTILITIES (0.8%)
Enron Corp.                         600        16,338
Exelon Corp.                      2,300       102,580
Mirant Corp.*                     4,400        96,360
PPL Corp.                         3,800       123,880
Sempra Energy                     5,200       128,700
TXU Corp.                         3,500       162,120
                                          -----------
                                              629,978
                                          -----------
                                           26,682,886
-----------------------------------------------------
TOTAL COMMON STOCKS                        52,034,361
-----------------------------------------------------
PREFERRED STOCKS (0.0%)
GERMANY (0.0%)
MANUFACTURING (0.0%)
Hugo Boss AG                        500         8,674
                                          -----------
MULTIMEDIA (0.0%)
ProSieben Sat.1 Media AG            400         1,858
                                          -----------
RETAIL (0.0%)
Metro AG                            240         7,869
-----------------------------------------------------
TOTAL PREFERRED STOCKS                         18,401
-----------------------------------------------------
U.S. TREASURY BONDS (16.4%)

UNITED STATES (16.4%)
U.S. Treasury Bond
  11.63%, 11/15/04           $3,400,000     4,214,802
  8.88%, 02/15/19             1,800,000     2,509,031
  7.88%, 02/15/21             1,800,000     2,325,656
  6.00%, 02/15/26             2,150,000     2,293,614
  5.25%, 02/15/29             1,275,000     1,230,315
-----------------------------------------------------
TOTAL U.S. TREASURY BONDS                  12,573,418
-----------------------------------------------------

                             SHARES OR
                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT        VALUE
-----------------------------------------------------
U.S. TREASURY NOTES (14.6%)

UNITED STATES (14.6%)
U.S. Treasury Note
  5.88%, 09/30/02            $1,240,000   $ 1,280,865
  5.25%, 08/15/03             3,000,000     3,132,393
  6.25%, 02/15/07             1,700,000     1,879,761
  6.63%, 05/15/07             1,800,000     2,026,125
  5.50%, 05/15/09             1,000,000     1,068,242
  5.75%, 08/15/10             1,700,000     1,841,845
-----------------------------------------------------
TOTAL U.S. TREASURY NOTES                  11,229,231
-----------------------------------------------------
WARRANT (0.0%)

CANADA (0.0%)
Inco, Ltd.                          945         2,094
-----------------------------------------------------
INVESTMENT COMPANY (0.0%)

UNITED STATES (0.0%)
Eureka Prime Money Market
  Fund -- Trust Class             3,533         3,533
-----------------------------------------------------
TOTAL INVESTMENTS
  (COST $84,662,388)(A) -- 98.7%           75,861,038
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.3%                         996,374
-----------------------------------------------------
NET ASSETS -- 100.0%                      $76,857,412
-----------------------------------------------------

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $278,818. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation           $  3,712,582
Unrealized depreciation            (12,792,750)
                                  ------------
Net unrealized depreciation       $ (9,080,168)
                                  ============

 * Represents non-income producing securities.

ADR American Depositary Receipt.

CVA Share Certificates.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 30

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2001

                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
ASSET BACKED SECURITIES (2.1%)
GMAC Mortgage Corp. Loan
  Trust
  7.52%,11/25/29            $  487,336   $    515,591
Honda Auto Lease Trust
  6.65%, 07/15/05            1,100,000      1,125,938
Onyx Acceptance Auto Trust
  7.00%, 11/15/04            1,000,000      1,046,240
-----------------------------------------------------
TOTAL ASSET BACKED SECURITIES               2,687,769
-----------------------------------------------------
  CORPORATE BONDS (25.4%)

AEROSPACE & DEFENSE (0.4%)
Loral Corp.
  7.63%, 06/15/25              500,000        494,375
                                         ------------
AUTOMOTIVE (0.9%)
General Motors
  7.40%, 09/01/25            1,230,000      1,159,275
                                         ------------
COMPUTERS (0.8%)
IBM Corp.
  4.88%, 10/01/06            1,000,000      1,001,250
                                         ------------
ELECTRIC UTILITY (0.4%)
Philadelphia Electric
  6.63%, 03/01/03              500,000        518,750
                                         ------------
FINANCE & BANKING (9.6%)
Boeing Capital Corp.
  5.65%, 05/15/06            1,000,000      1,005,000
Citigroup, Inc.
  5.75%, 05/10/06            1,000,000      1,037,500
Ford Motor Credit Corp.
  7.75%, 03/15/05              500,000        535,625
General Electric Capital
  Corp.
  6.75%, 09/11/03            1,000,000      1,061,250
  7.88%, 12/01/06              614,000        701,495
Inter-American
  Development Bank
  8.40%, 09/01/09              100,000        122,000
Liberty Financial Co.
  6.75%, 11/15/08            1,500,000      1,571,250
Mellon Bank
  7.63%, 09/15/07              100,000        111,625
NationsBank
  8.57%, 11/15/24            1,000,000      1,162,500

                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
Regions Financial Corp.
  7.75%, 09/15/24           $2,495,000   $  2,650,937
Sunamerica, Inc.
  6.59%, 07/14/03              150,000        157,500
  8.13%, 04/28/23               75,000         80,250
Union Planters
  6.25%, 11/01/03            1,200,000      1,240,500
Wells Fargo & Co.
  6.63%, 04/15/13            1,000,000      1,016,250
                                         ------------
                                           12,453,682
                                         ------------
FOOD (1.5%)
Archer Daniels
  6.63%, 05/01/29            1,000,000        955,000
ConAgra, Inc.
  7.50%, 09/15/05              850,000        915,875
                                         ------------
                                            1,870,875
                                         ------------
MANUFACTURING (1.2%)
Harsco Corp.
  6.00%, 09/15/03              500,000        516,250
Tyco International Group
  5.80%, 08/01/06            1,000,000      1,021,250
                                         ------------
                                            1,537,500
                                         ------------
MULTIMEDIA (0.4%)
AOL Time Warner, Inc.
  6.13%, 04/15/06              500,000        516,875
                                         ------------
OIL & GAS (1.7%)
Ashland Oil, Inc.
  9.20%, 04/24/06              500,000        566,875
Columbia Energy Group
  6.80%, 11/28/05              500,000        528,750
Enron Corp.
  6.63%, 11/15/05            1,000,000      1,038,750
                                         ------------
                                            2,134,375
                                         ------------
PAPER PRODUCTS (0.4%)
Bowater, Inc.
  9.00%, 08/01/09              500,000        543,750
                                         ------------
PHARMACEUTICALS (0.4%)
Eli Lilly & Co.
  8.38%, 12/01/06              500,000        575,625
                                         ------------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2001

                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
RETAIL (4.2%)
Hertz Corp.
  6.30%, 11/15/06           $2,000,000   $  2,057,500
Limited, Inc.                  500,000        511,875
  7.80%, 05/15/02
Lowe's Companies, Inc.       1,000,000      1,075,000
  7.11%, 05/15/37
Wal-Mart Stores, Inc.
  6.75%, 05/15/02                2,000          2,045
  8.00%, 09/15/06            1,500,000      1,704,375
                                         ------------
                                            5,350,795
                                         ------------
TELECOMMUNICATIONS (2.2%)
Airtouch Communications,
  Inc.
  7.00%, 10/01/03              665,000        704,069
Bellsouth
  Telecommunications, Inc.
  7.00%, 10/01/25              500,000        490,000
GTE Hawaiian Telephone
  Series A
  7.00%, 02/01/06            1,000,000      1,063,750
US West Communications,
  Inc.
  7.20%, 11/01/04              330,000        350,625
WorldCom, Inc.
  6.50%, 05/15/04              200,000        207,000
                                         ------------
                                            2,815,444
                                         ------------
TRANSPORTATION (0.2%)
Norfolk Southern Corp.
  8.13%, 11/15/03              250,000        270,625
                                         ------------
TRAVEL & ENTERTAINMENT (1.1%)
Brunswick Corp.
  7.38%, 09/01/23            1,000,000        863,750
Hilton Hotels
  7.70%, 07/15/02              500,000        505,000
                                         ------------
                                            1,368,750
-----------------------------------------------------
TOTAL CORPORATE BONDS                      32,611,946
-----------------------------------------------------

                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
  FOREIGN BONDS (1.6%)

FOREIGN GOVERNMENT (1.6%)
Canadian Global Bond
  6.38%, 07/21/05           $1,000,000   $  1,070,000
People's Republic of China
  6.63%, 01/15/03              500,000        513,125
State of Israel
  6.38%, 12/15/05              495,000        508,613
-----------------------------------------------------
TOTAL FOREIGN BONDS                         2,091,738
-----------------------------------------------------
  MORTGAGE BACKED SECURITIES (31.2%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.5%)
FNMA
  Pool #251140
    7.00%, 08/01/27            282,861        292,761
  Pool #303585
    7.00%, 10/01/25            279,667        289,456
  Pool #313644
    7.00%, 08/01/27            112,615        116,557
  Pool #344263
    7.00%, 05/01/26            149,692        154,931
  Pool #369427
    7.00%, 01/01/27             87,982         91,062
  Pool #380721
    6.22%, 10/01/08          2,710,680      2,801,299
  Pool #381100
    5.77%, 01/01/09            965,284        989,715
  Pool #394444
    7.00%, 07/01/27            790,261        817,921
  Pool #396535
    7.00%, 11/01/27            372,942        385,995
  Pool #532574
    8.00%, 06/01/15          1,455,860      1,524,096
  Pool #534157
    7.50%, 04/01/30             24,444         25,407
  Pool #535469
    6.50%, 07/01/30          1,772,324      1,804,438
  Pool #547005
    7.50%, 07/01/30             24,906         25,886
  Pool #550792
    7.50%, 10/01/30            131,292        136,461
  Pool #552555
    7.50%, 09/01/30             14,910         15,497
  Pool #556077
    7.50%, 11/01/30          1,481,494      1,539,820

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 32

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2001

                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
  Pool #569582
    6.50%, 04/01/31         $2,425,909   $  2,469,866
                                         ------------
                                           13,481,168
                                         ------------
FEDERAL HOME LOAN MORTGAGE COMPANY (8.2%)
FHLMC
  Pool #C00544
    6.50%, 06/01/27            396,615        404,420
  Pool #C00835
    6.50%, 07/01/29          1,667,172      1,699,982
  Pool #C00896
    7.50%, 12/01/29          3,481,880      3,622,233
  Pool #D77827
    6.50%, 02/01/27            675,982        689,286
  Pool #D81274
    6.50%, 07/01/27             30,460         31,059
  Pool #D83661
    6.50%, 11/01/27            550,129        560,956
  Pool #D83833
    6.50%, 11/01/27            587,333        598,892
  Pool #D83835
    6.50%, 11/01/27            345,920        352,728
  Pool #D83900
    6.50%, 11/01/27            378,581        386,032
  Pool #D83967
    6.50%, 11/01/27             44,606         45,484
  Pool #D83991
    6.50%, 11/01/27            592,367        604,024
  Pool #D84075
    6.50%, 11/01/27            205,972        210,025
  Pool #E81217
    7.00%, 09/01/15          1,281,148      1,334,393
                                         ------------
                                           10,539,514
                                         ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (12.5%)
GNMA
  Pool #437447
    7.00%, 11/15/12          1,084,335      1,135,494
  Pool #458347
    7.00%, 11/15/12            570,343        597,251
  Pool #780717
    7.00%, 02/15/28          1,967,512      2,038,205
  Series I, Pool #354602
    7.00%, 06/15/23            661,462        686,055
  Series I, Pool #780204
    7.00%, 07/15/25          1,307,060      1,354,022
  Series II, Pool #2118
    7.50%, 11/20/25             69,650         72,479

                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
  Series II, Pool #2271
    8.50%, 08/20/26         $  143,619   $    151,293
  Series II, Pool #2473
    7.50%, 08/20/27            628,827        654,370
  Series II, Pool #2474
    8.00%, 08/20/27            498,237        521,744
  Series II, Pool #2498
    7.50%, 10/20/27            387,516        403,257
  Series II, Pool #2516
    6.50%, 11/20/12            615,097        635,857
  Series II, Pool #2562
    6.00%, 03/20/28             90,729         90,700
  Series II, Pool #2576
    6.00%, 04/20/28          4,519,893      4,518,447
  Series II, Pool #2657
    6.00%, 10/20/28            734,220        733,985
  Series II, Pool #2671
    6.00%, 11/20/28          1,608,828      1,608,313
  Series II, Pool #2687
    6.00%, 12/20/28            803,671        803,413
                                         ------------
                                           16,004,885
-----------------------------------------------------
TOTAL MORTGAGE BACKED SECURITIES           40,025,567
-----------------------------------------------------
  MUNICIPAL BONDS (2.7%)

REVENUE BONDS (1.1%)
Philadelphia Retirement
  System
  6.35%, 04/15/28            1,500,000      1,464,375
                                         ------------
SPECIAL PURPOSE (1.6%)
Toll Road Part II zero
  coupon, 02/15/09
  Callable (b)               3,000,000      1,980,000
-----------------------------------------------------
TOTAL MUNICIPAL BONDS                       3,444,375
-----------------------------------------------------
  U.S. GOVERNMENT SPONSORED ENTERPRISE/ U.S. AGENCY
                 DEBENTURES (27.8%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.8%)
FNMA
  6.00%, 03/12/04            1,000,000      1,012,800
  6.50%, 08/15/04            2,000,000      2,156,080
  7.00%, 07/15/05            2,000,000      2,207,500
  6.60%, 07/16/07            2,000,000      2,143,640
  6.40%, 05/14/09            2,000,000      2,112,500
  7.13%, 01/15/30            2,000,000      2,270,119
  6.50%, 10/01/31            2,000,000      2,033,750
                                         ------------
                                           13,936,389
                                         ------------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2001

                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
FEDERAL FARM CREDIT BANK (2.6%)
FFCB
  9.20%, 08/22/05           $  100,000   $    117,490
  6.30%, 12/03/13            3,000,000      3,195,000
                                         ------------
                                            3,312,490
                                         ------------
FEDERAL HOME LOAN BANK (4.3%)
FHLB
  5.44%, 10/15/03            1,000,000      1,044,110
  5.88%, 02/23/06            1,110,000      1,174,991
  5.25%, 08/15/06            2,000,000      2,080,000
  5.66%, 12/18/08            1,150,000      1,179,348
                                         ------------
                                            5,478,449
                                         ------------
FEDERAL HOME LOAN MORTGAGE COMPANY (2.9%)
FHLMC
  7.13%, 11/18/02              500,000        525,260
  5.75%, 04/15/08            2,000,000      2,107,560
  6.88%, 09/15/10            1,000,000      1,120,000
                                         ------------
                                            3,752,820
                                         ------------
GENERAL SERVICES ADMINISTRATION (5.0%)
National Archive
  8.50%, 09/01/19            5,289,751      6,433,660
                                         ------------
STUDENT LOAN MARKETING ASSOCIATION (0.4%)
SLMA
  8.44%, 12/01/16              450,000        564,773
                                         ------------
TENNESSEE VALLEY AUTHORITY (1.8%)
Tennessee Valley Authority
  5.98%, 04/01/36            1,650,000      1,749,000
Tennessee Valley Authority
  Global
  6.75%, 11/01/25              500,000        531,875
                                         ------------
                                            2,280,875
-----------------------------------------------------
TOTAL U.S. GOVERNMENT SPONSORED
  ENTERPRISE/ U.S. AGENCY DEBENTURES       35,759,456
-----------------------------------------------------
U.S. TREASURY DEBENTURES (7.4%)
INTEREST ONLY STRIPPED SECURITIES (0.0%)
U.S. Treasury
  6.54%, 02/15/19              100,000         37,099
                                         ------------

                            SHARES OR
                            PRINCIPAL
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
U.S. TREASURY BONDS (5.8%)
U.S. Treasury Bond
  11.88%, 11/15/03          $1,600,000   $  1,891,552
  13.75%, 08/15/04           1,000,000      1,283,360
  12.00%, 05/15/05             160,000        205,224
  8.88%, 02/15/19              500,000        697,105
  8.75%, 05/15/20            2,000,000      2,784,520
  6.13%, 11/15/27              500,000        543,475
                                         ------------
                                            7,405,236
                                         ------------
U.S. TREASURY NOTE (1.6%)
U.S. Treasury Note
  5.25%, 05/15/04            2,000,000      2,107,500
-----------------------------------------------------
TOTAL U.S. TREASURY DEBENTURES              9,549,835
-----------------------------------------------------
  INVESTMENT COMPANY (2.4%)

EUREKA PRIME MONEY
  MARKET FUND --
    TRUST CLASS              3,136,148      3,136,148
-----------------------------------------------------
TOTAL INVESTMENTS
  (COST $124,818,782) (A) -- 100.6%       129,306,834
-----------------------------------------------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.6)%                    (809,904)
-----------------------------------------------------
NET ASSETS -- 100.0%                     $128,496,930
-----------------------------------------------------

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $23,775. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation           $5,083,691
Unrealized depreciation             (619,414)
                                  ----------
Net unrealized appreciation       $4,464,277
                                  ==========

(b) Represents a restricted security purchase under Rule 144A or 4(2) which is exempt from registration under the Securities Act of 1933, as amended.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 34

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2001

                           PRINCIPAL      AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
COMMERCIAL PAPER (31.7%)
AEROSPACE & DEFENSE (2.0%)
United Technologies
  Corp. 3.00%, 10/26/01   $  8,000,000   $  7,983,333
                                         ------------
CHEMICALS (4.9%)
Dow Chemical Co.
  3.05%, 10/01/01           10,000,000     10,000,000
E. I. du Pont de Nemours and Co.
  2.90%, 10/01/01           10,000,000     10,000,000
                                         ------------
                                           20,000,000
                                         ------------
FINANCE & BANKING (14.8%)
AIG Funding, Inc.
  2.90%, 10/04/01            8,000,000      7,998,067
Air Liquide US
  3.05%, 10/10/01 (b)        5,000,000      4,996,188
American Honda Finance Corp.
  3.41%, 10/19/01            4,000,000      3,993,180
BP Amoco Capital
  3.45%, 10/01/01           10,000,000     10,000,000
Fuji Photo Finance
  3.10%, 10/09/01           10,000,000      9,993,111
KFW International
  Finance
  3.38%, 12/20/01              350,000        347,371
Morgan Stanley Dean Witter & Co.
  3.15%, 10/05/01            8,000,000      7,997,200
Salomon Smith Barney Holdings
  3.05%, 10/02/01            5,000,000      4,999,576
UBS Finance
  3.45%, 10/01/01           10,000,000     10,000,001
                                         ------------
                                           60,324,694
                                         ------------
FOOD (2.2%)
Kraft Foods, Inc.
  3.43%, 10/01/01            7,000,000      7,000,000
  3.10%, 10/05/01            2,000,000      1,999,311
                                         ------------
                                            8,999,311
                                         ------------
MANUFACTURING (2.1%)
Bemis Company, Inc.
  3.00%, 10/11/01            8,400,000      8,393,000
                                         ------------
MULTIMEDIA (2.0%)
Gannett Company, Inc.
  3.50%, 10/10/01 (b)        8,000,000      7,993,000
                                         ------------

                           PRINCIPAL      AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
RETAIL (3.7%)
7-Eleven, Inc.
  3.45%, 10/12/01         $  5,000,000   $  4,994,729
  3.40%, 11/27/01            5,000,000      4,973,083
Wal-Mart Stores, Inc.
  2.90%, 10/01/01            5,000,000      5,000,001
                                         ------------
                                           14,967,813
-----------------------------------------------------
TOTAL COMMERCIAL PAPER                    128,661,151
-----------------------------------------------------
CORPORATE BONDS (31.5%)
AEROSPACE & DEFENSE (0.5%)
Boeing Co.
  6.75%, 09/15/02            2,000,000      2,057,302
                                         ------------
AUTOMOTIVE (0.0%)
Ford Capital BV
  9.88%, 05/15/02              100,000        102,854
                                         ------------
CHEMICALS (0.2%)
E. I. du Pont de Nemours and Co.
  6.50%, 09/01/02              255,000        262,086
  6.75%, 10/15/02              350,000        361,748
                                         ------------
                                              623,834
                                         ------------
COMPUTERS (0.8%)
IBM Corp.
  6.00%, 07/24/02            3,000,000      3,059,049
                                         ------------
FINANCE & BANKING (29.0%)
American Express Credit Corp.
  6.13%, 11/15/01            1,030,000      1,032,921
American General Finance Corp.
  5.75%, 11/23/01              305,000        305,845
  5.39%, 12/07/01               50,000         49,848
  5.80%, 03/15/02              205,000        206,260
Associates Corporation
  of North America
  6.45%, 10/15/01              640,000        640,556
  5.50%, 02/15/02              300,000        300,868
  7.50%, 04/15/02              220,000        222,845
  5.88%, 07/15/02            5,000,000      5,086,408
Bank of America Corp.
  8.13%, 02/01/02              744,000        751,330
  3.36%, 10/01/01*           7,000,000      7,005,128
  8.38%, 03/15/02              186,000        188,315
Bear Stearns Companies, Inc.
  3.14%, 10/03/01*           5,000,000      5,000,000
  8.25%, 02/01/02            1,760,000      1,783,710
  6.45%, 08/01/02            2,015,000      2,058,803

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2001

                           PRINCIPAL      AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
Caterpillar Financial
  Service Corp.
  5.60%, 11/20/01         $  1,000,000   $  1,001,997
CIT Group, Inc.
  5.50%, 10/15/01              130,000        129,933
  7.13%, 06/17/02            3,500,000      3,567,951
Citicorp
  9.50%, 02/01/02              350,000        354,702
CitiFinancial Credit Co.
  6.20%, 11/15/01            4,000,000      4,011,953
Citigroup, Inc.
  9.50%, 03/01/02              200,000        203,493
  7.45%, 06/06/02            2,000,000      2,060,383
Dow Capital BV
  7.38%, 07/15/02              470,000        481,365
Ford Motor Credit
  5.13%, 10/15/01              130,000        130,003
  6.11%, 12/28/01              200,000        200,265
  8.20%, 02/15/02               50,000         50,428
  6.50%, 02/28/02            2,300,000      2,312,126
General Electric Capital Corp.
  5.50%, 11/01/01              400,000        400,000
  6.15%, 11/05/01            2,000,000      2,004,808
  7.00%, 03/01/02            1,150,000      1,168,989
  6.70%, 10/01/02              375,000        388,458
GMAC
  5.40%, 11/15/01              500,000        499,998
  6.38%, 12/01/01            1,380,000      1,382,689
  5.35%, 12/07/01            1,105,000      1,106,307
  5.50%, 12/15/01            1,215,000      1,215,000
  5.13%, 12/28/01                5,000          4,968
  6.63%, 01/10/02              250,000        250,860
  5.50%, 01/14/02            1,991,000      1,992,208
  6.00%, 02/01/02            1,000,000      1,002,668
  8.50%, 02/04/02              101,000        102,110
  6.75%, 02/07/02            2,165,000      2,175,538
Goldman Sachs Group,
  Inc.
  3.65%, 11/26/01*           5,000,000      5,001,480
Household Finance Corp.
  3.80%, 10/25/01*           4,000,000      4,000,258
  6.13%, 07/15/02              815,000        831,068
IBM Credit Corp.
  6.64%, 10/29/01            5,125,000      5,136,975
  7.00%, 01/28/02            1,250,000      1,256,838
International Lease Finance Corp.
  5.40%, 01/22/02            2,000,000      2,011,008
  6.38%, 02/15/02            1,200,000      1,211,378

                           PRINCIPAL      AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
  5.88%, 03/01/02         $    215,000   $    216,251
  5.63%, 04/15/02            4,420,000      4,467,048
  6.38%, 08/01/02            1,200,000      1,226,681
John Deere Capital Corp.
  5.35%, 10/23/01              170,000        169,857
Merrill Lynch & Co.
  3.76%, 11/01/01*           1,000,000      1,000,160
  5.87%, 11/15/01              100,000        100,060
  5.71%, 01/15/02            3,000,000      3,003,809
  8.00%, 02/01/02              598,000        604,971
  7.14%, 03/21/02            3,500,000      3,553,203
  7.36%, 07/24/02            2,500,000      2,591,052
Morgan Stanley Dean Witter & Co.
  8.88%, 10/15/01               50,000         50,031
  8.10%, 06/24/02            1,000,000      1,032,086
  6.38%, 08/01/02              750,000        770,889
National Rural Utilities
  Cooperative Finance Corp.
  5.34%, 12/11/01            3,000,000      3,007,841
  5.28%, 02/04/02              500,000        501,551
  5.10%, 02/05/02            1,800,000      1,808,574
  5.00%, 10/01/02            1,140,000      1,161,713
Salomon Smith Barney Holdings
  9.00%, 03/13/02              850,000        868,848
  7.50%, 05/01/02            1,300,000      1,326,554
  6.63%, 07/01/02            2,750,000      2,809,421
Travelers Group, Inc.
  7.30%, 05/15/02            8,661,000      8,841,387
Wells Fargo & Co.
  6.80%, 05/15/02              230,000        234,904
  6.50%, 09/03/02              230,000        237,169
  6.38%, 09/15/02              765,000        788,772
Wells Fargo Financial,
  Inc.
  6.38%, 11/15/01            3,753,000      3,763,038
  7.88%, 02/15/02              280,000        282,554
  6.38%, 07/16/02              450,000        458,428
  6.38%, 09/15/02              750,000        775,095
                                         ------------
                                          117,932,989
                                         ------------
INSURANCE (0.9%)
American International Group, Inc.
  6.38%, 10/22/01            3,470,000      3,475,465
                                         ------------
OIL & GAS (0.1%)
Exxon Capital Corp.
  7.45%, 12/15/01              300,000        302,215
-----------------------------------------------------
TOTAL CORPORATE BONDS                     127,553,708
-----------------------------------------------------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 36

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2001

                           PRINCIPAL      AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.4%)
  6.04%, 12/14/01         $    100,000   $    100,397
  6.38%, 01/16/02            5,095,000      5,128,172
  6.29%, 02/11/02            2,485,000      2,504,010
  5.38%, 03/15/02            1,000,000      1,005,943
  6.63%, 04/15/02            1,000,000      1,017,225
  7.55%, 04/22/02              100,000        102,186
-----------------------------------------------------
TOTAL FEDERAL NATIONAL MORTGAGE
  ASSOCIATION                               9,857,933
-----------------------------------------------------
FEDERAL FARM CREDIT BANK (1.1%)
  5.05%, 10/05/01            1,000,000      1,000,129
  5.25%, 05/01/02            1,300,000      1,313,111
  6.88%, 05/01/02            2,000,000      2,039,906
-----------------------------------------------------
TOTAL FEDERAL FARM CREDIT BANK              4,353,146
-----------------------------------------------------
FEDERAL HOME LOAN BANK (2.8%)
  4.66%, 10/15/01              200,000        200,052
  6.20%, 10/25/01              300,000        300,542
  6.35%, 10/26/01              150,000        150,360
  4.62%, 11/05/01              500,000        500,266
  7.13%, 11/15/01               50,000         50,148
  4.91%, 11/19/01              300,000        300,322
  5.73%, 12/10/01              400,000        401,711
  6.75%, 02/01/02            2,200,000      2,218,827
  6.75%, 02/15/02              500,000        505,925
  5.25%, 04/25/02            1,100,000      1,111,410
  6.75%, 05/01/02              490,000        499,105
  5.15%, 05/24/02              250,000        253,786
  4.17%, 10/18/01*           5,000,000      5,000,000
-----------------------------------------------------
TOTAL FEDERAL HOME LOAN BANK               11,492,454
-----------------------------------------------------
FEDERAL HOME LOAN MORTGAGE COMPANY (0.9%)
  7.75%, 11/07/01              700,000        702,663
  4.75%, 12/14/01              300,000        300,527
  6.78%, 04/10/02              200,000        203,319
  3.32%, 10/26/01*           2,600,000      2,599,331
-----------------------------------------------------
TOTAL FEDERAL HOME LOAN MORTGAGE
  COMPANY                                   3,805,840
-----------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION (5.3%)
  3.13%, 10/02/01*           5,000,000      5,000,000
  2.88%, 10/02/01*           5,000,000      5,000,000
  2.93%, 10/02/01*           3,000,000      2,999,885

                           PRINCIPAL      AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
  2.92%, 10/02/01*        $  3,000,000   $  2,999,650
  2.88%, 10/04/01*             300,000        299,530
  2.94%, 10/02/01*           5,000,000      5,008,100
-----------------------------------------------------
TOTAL STUDENT LOAN MARKETING
  ASSOCIATION                              21,307,165
-----------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGES (8.4%)
Small Business Administration
  Pool #501982
    4.75%, 10/01/01*           331,523        335,413
  Pool #502001
    4.75%, 10/01/01*         1,082,443      1,088,118
  Pool #502105
    4.50%, 10/01/01*           651,813        661,313
  Pool #502139
    4.75%, 10/01/01*           369,272        371,415
  Pool #502245
    4.75%, 10/01/01*         1,133,465      1,151,985
  Pool #502253
    4.38%, 10/01/01*           140,332        140,332
  Pool #502268
    4.75%, 10/01/01*           547,803        551,114
  Pool #502275
    4.38%, 10/01/01*           159,874        159,874
  Pool #502401
    4.50%, 10/01/01*           124,351        124,996
  Pool #504073
    4.25%, 10/01/01*           711,593        712,510
  Pool #505026
    4.25%, 10/01/01*         5,210,580      5,208,445
  Pool #505071
    4.25%, 10/01/01*         4,981,575      4,979,490
  Pool #505098
    4.25%, 10/01/01*         4,398,438      4,396,580
  Pool #505128
    4.50%, 10/01/01*         2,212,809      2,211,860
  Pool #505163
    4.25%, 10/01/01*           480,935        480,727
  Pool #505236
    4.40%, 10/01/01*         3,609,340      3,602,654
  Pool #505241
    4.40%, 10/01/01*         1,473,346      1,473,346
  Pool #505303
    4.05%, 10/01/01*           991,477        990,565
  Pool #505341
    4.20%, 10/01/01*         3,469,190      3,467,506

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2001

                           PRINCIPAL      AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
  Pool #505344
    3.95%, 10/01/01*      $  1,992,960   $  1,991,984
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
                                           34,100,227
-----------------------------------------------------
REPURCHASE AGREEMENT (13.7%)
Prudential
  3.32%, 10/01/01 dated
  09/28/01
  (Collateralized by
  Collateralized
  Mortgage Obligation
  and Government
  National Mortgage
  Association)              55,369,000     55,369,000
-----------------------------------------------------
INVESTMENT COMPANIES (3.0%)
Federated Prime Cash
  Obligations Fund           6,000,000   $  6,000,000
BlackRock Provident
  Institutional TempFund     6,000,000      6,000,000
-----------------------------------------------------
TOTAL INVESTMENT COMPANIES                 12,000,000
-----------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST
  $408,500,624) (a) -- 100.8%             408,500,624
-----------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.8)%                        (3,378,643)
-----------------------------------------------------
NET ASSETS -- 100.0%                     $405,121,981
-----------------------------------------------------

---------------

(a) Cost and value for financial reporting and federal income tax purposes are the same.

(b) Represents a restricted security purchase under Rule 144A or 4(2) which is exempt from registration under the Securities Act of 1933, as amended.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 2001. Maturity date reflects next rate change date.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 38

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
U.S. TREASURY OBLIGATIONS FUND                                SEPTEMBER 30, 2001

                             PRINCIPAL     AMORTIZED
   SECURITY DESCRIPTION        AMOUNT         COST
-----------------------------------------------------
    U.S. GOVERNMENT GUARANTEED SECURITIES (4.4%)

GUARANTEED SECURITIES (4.4%)
Israel Aid, Series 5-B
  8.00%, 11/15/01           $  1,000,000   $1,001,997
Israel Aid, Series 9-Z
  zero coupon, 11/15/01        1,210,000    1,204,256
Private Export Funding
  Corp. Series NN 7.30%,
  01/31/02                     2,340,000    2,366,665
Private Export Funding
  Corp. Series VV 6.24%,
  05/15/02                     2,415,000    2,447,730
-----------------------------------------------------
TOTAL U.S. GOVERNMENT GUARANTEED
  SECURITIES                                7,020,648
-----------------------------------------------------
             U.S. TREASURY BILL (18.9%)

U.S. Treasury Bill
  3.42%, 10/04/01(b)          30,000,000   29,991,449
-----------------------------------------------------
             U.S. TREASURY NOTES (22.3%)

U.S. Treasury Note
    6.25%, 10/31/01            5,000,000    5,010,850
    6.38%, 01/31/02           20,000,000   20,190,923
    6.38%, 04/30/02           10,000,000   10,230,319
-----------------------------------------------------
TOTAL U.S. TREASURY NOTES                  35,432,092
-----------------------------------------------------
      U.S. GOVERNMENT AGENCY MORTGAGES (11.5%)

Small Business Administration
Pool #501910
  4.88%, 10/01/01*                57,347       57,347
Pool #501967
  4.88%, 10/01/01*               325,640      325,640
Pool #502014
  4.88%, 10/01/01*               401,152      401,935
Pool #502202
  4.75%, 10/01/01*               168,874      168,754
Pool #502203
  4.75%, 10/01/01*               609,692      614,216
Pool #502221
  4.75%, 10/01/01*               393,523      395,436
Pool #502240
  4.75%, 10/01/01*                85,545       85,545
Pool #502610
  4.63%, 10/01/01*               196,563      196,563
Pool #502988
  4.50%, 10/01/01*               196,712      196,712

                             PRINCIPAL     AMORTIZED
   SECURITY DESCRIPTION        AMOUNT         COST
-----------------------------------------------------
Pool #503274
  4.25%, 10/01/01*          $    262,903   $  262,903
Pool #503308
  4.00%, 10/01/01*               459,311      458,421
Pool #503696
  4.25%, 10/01/01*             1,323,913    1,322,294
Pool #504228
  4.00%, 10/01/01*               374,093      374,093
Pool #504824
  4.13%, 10/01/01*               837,087      834,011
Pool #504996
  4.25%, 10/01/01*             2,716,030    2,716,030
Pool #505026
  4.25%, 10/01/01*               868,430      868,074
Pool #505128
  4.50%, 10/01/01*             1,973,785    1,972,939
Pool #505160
  4.38%, 10/01/01*               147,503      147,247
Pool #505236
  4.40%, 10/01/01*             2,601,119    2,596,301
Pool #505303
  4.05%, 10/01/01*               793,182      793,181
Pool #505341
  4.20%, 10/01/01*             2,455,881    2,454,688
Pool #505344
  3.95%, 10/01/01*               996,480      995,992
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES     18,238,322
-----------------------------------------------------
REPURCHASE AGREEMENTS (37.5%)

Goldman Sachs
  3.14%, 10/01/01 dated
  09/28/01 (Collateralized
  by U.S. Treasury
  Interest Strips)            24,528,000   24,528,000
Prudential
  3.00%, 10/02/01 dated
  09/28/01 (Collateralized
  by cash and U.S.
  Treasury Interest
  Strips, Principal
  Strips, Investors Growth
  Receipts, Bills, Bonds
  and Notes.)                 35,000,000   35,000,000
-----------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                59,528,000
-----------------------------------------------------

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
U.S. TREASURY OBLIGATIONS FUND                                SEPTEMBER 30, 2001

  SECURITY DESCRIPTION        SHARES         VALUE
-----------------------------------------------------
             INVESTMENT COMPANIES (5.3%)

BlackRock Provident
  Institutional T-Fund        4,250,000     4,250,000
Federated Treasury
  Obligations Fund            4,250,000     4,250,000
-----------------------------------------------------
TOTAL INVESTMENT COMPANIES                  8,500,000
-----------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST
  $158,710,511) (a) -- 99.9%              158,710,511
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES--
  0.1%                                        220,496
-----------------------------------------------------
NET ASSETS -- 100.0%                     $158,931,007
-----------------------------------------------------

---------------

(a) Cost and value for financial reporting and federal income tax purposes are the same.

(b) Rate disclosed represents effective yield at September 30, 2001.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 2001. Maturity date reflects next rate change date.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 40

EUREKA FUNDS                                STATEMENTS OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2001

                                                                                               INVESTMENT
                                                                            GLOBAL ASSET         GRADE
                                                           EQUITY FUND     ALLOCATION FUND     BOND FUND
                                                           ------------    ---------------    ------------
ASSETS:
  Investments, at value (cost $164,244,676; $84,662,388;
    and $124,818,782, respectively)......................  $150,223,951      $75,861,038      $129,306,834
  Foreign currency, at value (cost $0; $122,247; and $0,
    respectively)........................................            --          121,251                --
  Cash...................................................       488,243          450,899           314,390
  Interest and dividends receivable......................       142,232          447,668         1,523,302
  Receivable for capital shares sold.....................            --                5                 5
  Reclaims receivable....................................            --           38,739                --
  Deferred organization costs............................         8,024            8,024             8,024
  Prepaid expenses.......................................         7,331            3,465             5,596
                                                           ------------      -----------      ------------
    Total Assets.........................................   150,869,781       76,931,089       131,158,151
                                                           ------------      -----------      ------------
LIABILITIES:
  Dividends payable......................................         6,198               --           530,745
  Payable for investments purchased......................            --               --         2,029,118
  Investment advisory fees payable.......................        94,570           58,174            61,554
  Administration fees payable............................         3,156            1,612             2,715
  Distribution fees payable..............................           200              208               252
  Other..................................................        52,373           13,683            36,837
                                                           ------------      -----------      ------------
    Total Liabilities....................................       156,497           73,677         2,661,221
                                                           ------------      -----------      ------------
NET ASSETS...............................................  $150,713,284      $76,857,412      $128,496,930
                                                           ============      ===========      ============
NET ASSETS CONSIST OF:
  Capital................................................  $164,085,688      $85,616,723      $124,283,295
  Accumulated (distributions in excess of) net investment
    income...............................................         4,829          821,727               560
  Accumulated (distributions in excess of) net realized
    gains on investments.................................       643,492         (779,278)         (274,977)
  Net unrealized appreciation/(depreciation) of
    investments and foreign currency transactions........   (14,020,725)      (8,801,760)        4,488,052
                                                           ------------      -----------      ------------
NET ASSETS...............................................  $150,713,284      $76,857,412      $128,496,930
                                                           ============      ===========      ============
TRUST SHARES:
  Net Assets.............................................  $149,831,076      $75,894,571      $127,345,542
  Shares Outstanding.....................................    24,550,148        7,932,193        12,537,930
                                                           ------------      -----------      ------------
  Net Asset Value (offering and redemption price per
    share)...............................................  $       6.10      $      9.57      $      10.16
                                                           ============      ===========      ============
CLASS A SHARES:
  Net Assets.............................................  $    863,830      $   962,002      $  1,138,767
  Shares Outstanding.....................................       142,533          100,800           111,893
                                                           ------------      -----------      ------------
  Net Asset Value (redemption price per share)...........  $       6.06      $      9.54      $      10.18
                                                           ============      ===========      ============
  Maximum Sales Charge...................................         5.00%            5.00%             3.50%
                                                           ============      ===========      ============
  Maximum Offering Price per Share (100%/(100% - Maximum
    Sales Charge) of Net Asset Value adjusted to the
    nearest cent)........................................  $       6.38      $     10.04      $      10.55
                                                           ============      ===========      ============
CLASS B SHARES:
  Net Assets.............................................  $     18,378      $       839      $     12,621
  Shares Outstanding.....................................         3,045               88             1,240
                                                           ------------      -----------      ------------
  Net Asset Value (offering and redemption price (a) per
    share)...............................................  $       6.04      $      9.54      $      10.18
                                                           ============      ===========      ============

---------------

(a) Redemption price per share varies by length of time the shares are held.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                STATEMENTS OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2001

                                                                    PRIME           U.S. TREASURY
                                                                 MONEY MARKET        OBLIGATIONS
                                                                     FUND               FUND
                                                              ------------------    -------------
ASSETS:
  Investments, at amortized cost............................     $353,131,624       $ 99,182,511
  Repurchase agreements, at cost............................       55,369,000         59,528,000
                                                                 ------------       ------------
  Total Investments.........................................      408,500,624        158,710,511
  Cash......................................................              822                298
  Interest and dividends receivable.........................        3,154,514            974,603
  Receivable for investments sold...........................          431,341                 --
  Deferred organization costs...............................            8,024              8,024
  Prepaid expenses..........................................            2,819              1,450
                                                                 ------------       ------------
    Total Assets............................................      412,098,144        159,694,886
                                                                 ------------       ------------
LIABILITIES:
  Dividends payable.........................................          942,751            353,892
  Payable for investments purchased.........................        5,783,195            304,689
  Investment advisory fees payable..........................          100,744             28,368
  Administration fees payable...............................            8,585              3,370
  Distribution fees payable.................................           64,797             29,785
  Other.....................................................           76,091             43,775
                                                                 ------------       ------------
    Total Liabilities.......................................        6,976,163            763,879
                                                                 ------------       ------------
NET ASSETS..................................................     $405,121,981       $158,931,007
                                                                 ============       ============
NET ASSETS CONSIST OF:
  Capital...................................................     $405,193,809       $158,967,502
  Accumulated net investment income.........................              518                367
  Accumulated net realized losses on investments............          (72,346)           (36,862)
                                                                 ------------       ------------
NET ASSETS..................................................     $405,121,981       $158,931,007
                                                                 ============       ============
TRUST SHARES:
  Net Assets................................................     $102,119,060       $ 24,642,280
  Shares Outstanding........................................      102,150,773         24,654,261
                                                                 ------------       ------------
  Net Asset Value (offering and redemption price per
    share)..................................................     $       1.00       $       1.00
                                                                 ============       ============
CLASS A SHARES:
  Net Assets................................................     $302,992,726       $134,278,532
  Shares Outstanding........................................      303,033,365        134,303,411
                                                                 ------------       ------------
  Net Asset Value (offering and redemption price per
    share)..................................................     $       1.00       $       1.00
                                                                 ============       ============
CLASS B SHARES:
  Net Assets................................................     $     10,195       $     10,195
  Shares Outstanding........................................           10,195             10,195
                                                                 ------------       ------------
  Net Asset Value (offering and redemption price (a) per
    share)..................................................     $       1.00       $       1.00
                                                                 ============       ============

---------------

(a) Redemption price per share varies by length of time the shares are held.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 42

EUREKA FUNDS                                            STATEMENTS OF OPERATIONS

                                           FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                                               INVESTMENT
                                                                             GLOBAL ASSET         GRADE
                                                            EQUITY FUND     ALLOCATION FUND     BOND FUND
                                                            ------------    ---------------    -----------
INVESTMENT INCOME:
  Interest................................................  $         --     $  1,437,767      $ 8,651,573
  Dividends (net of foreign withholding tax of $9,141;
    $64,806; and $0, respectively)........................     2,124,203          945,968          104,928
                                                            ------------     ------------      -----------
    Total Investment Income...............................     2,124,203        2,383,735        8,756,501
                                                            ------------     ------------      -----------
EXPENSES:
  Investment advisory fees................................     1,277,927          789,811          816,242
  Administration fees.....................................       329,143          169,510          262,770
  Distribution fees -- Class A............................         3,352            3,763            3,604
  Distribution fees -- Class B............................           100                6               75
  Shareholder service fees -- Class A.....................         3,352            3,763            3,604
  Fund accounting fees....................................        52,416          101,383           49,337
  Custodian fees..........................................        12,049           77,144           19,764
  Other...................................................       173,983          133,978          140,720
                                                            ------------     ------------      -----------
    Total expenses before waivers.........................     1,852,322        1,279,358        1,296,116
    Less expenses waived by the Investment Adviser........       (61,642)         (27,879)         (51,133)
    Less expenses waived by the Administrator and its
      affiliates..........................................        (3,352)          (3,763)          (3,604)
                                                            ------------     ------------      -----------

    Net Expenses..........................................     1,787,328        1,247,716        1,241,379
                                                            ------------     ------------      -----------
NET INVESTMENT INCOME.....................................       336,875        1,136,019        7,515,122
                                                            ------------     ------------      -----------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
  Net realized gains/(losses) on investments and foreign
    currency transactions.................................     3,779,674         (924,836)       1,995,674
  Change in unrealized appreciation/depreciation of
    investments and foreign currency transactions.........   (58,610,317)     (18,575,950)       7,148,784
                                                            ------------     ------------      -----------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS.............................................   (54,830,643)     (19,500,786)       9,144,458
                                                            ------------     ------------      -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS............  $(54,493,768)    $(18,364,767)     $16,659,580
                                                            ============     ============      ===========

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                            STATEMENTS OF OPERATIONS

                                           FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                 PRIME        U.S. TREASURY
                                                              MONEY MARKET     OBLIGATIONS
                                                                  FUND            FUND
                                                              ------------    -------------
INVESTMENT INCOME:
  Interest..................................................  $18,273,365      $8,352,582
  Dividends.................................................      613,142         412,038
                                                              -----------      ----------
    Total Investment Income.................................   18,886,507       8,764,620
                                                              -----------      ----------
EXPENSES:
  Investment advisory fees..................................    1,077,580         338,901
  Administration fees.......................................      693,814         327,306
  Distribution fees -- Class A..............................      712,516         347,526
  Distribution fees -- Class B..............................           67              67
  Shareholder service fees -- Class A.......................      712,516         347,526
  Other.....................................................      458,652         247,945
                                                              -----------      ----------
    Total expenses before waivers...........................    3,655,145       1,609,271
    Less expenses waived by the Investment Adviser..........     (116,511)        (57,479)
    Less expenses waived by the Administrator and its
     affiliates.............................................     (764,411)       (347,526)
                                                              -----------      ----------

    Net Expenses............................................    2,774,223       1,204,266
                                                              -----------      ----------

NET INVESTMENT INCOME.......................................   16,112,284       7,560,354
                                                              -----------      ----------
REALIZED LOSSES ON INVESTMENTS:
  Net realized losses on investment transactions............      (12,616)        (24,809)
                                                              -----------      ----------
NET REALIZED LOSSES ON INVESTMENTS..........................      (12,616)        (24,809)
                                                              -----------      ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $16,099,668      $7,535,545
                                                              ===========      ==========

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 44

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
EQUITY FUND

                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $    336,875          $    397,224
  Net realized gains on investment transactions.............          3,779,674            44,008,880
  Change in unrealized appreciation/depreciation of
    investments.............................................        (58,610,317)          (25,025,452)
                                                                   ------------          ------------
  Change in net assets from operations......................        (54,493,768)           19,380,652

DIVIDENDS TO TRUST SHAREHOLDERS:
  From net investment income................................           (356,350)             (395,812)
  In excess of net investment income........................                 --               (17,642)
  From net realized gains on investments....................        (46,099,214)          (26,609,055)

DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................             (1,275)               (1,412)
  In excess of net investment income........................                 --                   (63)
  From net realized gains on investments....................           (445,459)             (354,406)

DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income................................                 (2)                   --
                                                                   ------------          ------------
  Total dividends to shareholders...........................        (46,902,300)          (27,378,390)

CAPITAL TRANSACTIONS:
  Change in net assets from share transactions..............         41,793,659            27,451,053
                                                                   ------------          ------------
  Change in net assets......................................        (59,602,409)           19,453,315

NET ASSETS:
  Beginning of period.......................................        210,315,693           190,862,378
                                                                   ------------          ------------
  End of period.............................................       $150,713,284          $210,315,693
                                                                   ============          ============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL ASSET ALLOCATION FUND

                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $  1,136,019          $ 1,378,517
  Net realized gains/(losses) on investments and foreign
    currency transactions...................................           (924,836)           3,633,191
  Change in unrealized appreciation/depreciation of
    investments and foreign currency transactions...........        (18,575,950)           1,403,237
                                                                   ------------          -----------
  Change in net assets from operations......................        (18,364,767)           6,414,945

DIVIDENDS TO TRUST SHAREHOLDERS:
  From net investment income................................         (1,247,725)          (1,421,498)
  From net realized gains on investment.....................         (3,376,734)          (2,829,905)

DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................            (20,723)             (47,531)
  From net realized gains on investment.....................            (75,701)            (111,924)
                                                                   ------------          -----------
  Total dividends to shareholders...........................         (4,720,883)          (4,410,858)

CAPITAL TRANSACTIONS:
  Change in net assets from share transactions..............         18,072,926           (7,054,660)
                                                                   ------------          -----------
  Change in net assets......................................         (5,012,724)          (5,050,573)

NET ASSETS:
  Beginning of period.......................................         81,870,136           86,920,709
                                                                   ------------          -----------
  End of period.............................................       $ 76,857,412          $81,870,136
                                                                   ============          ===========

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 46

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
INVESTMENT GRADE BOND FUND

                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $  7,515,122          $  8,479,550
  Net realized gains/(losses) on investment transactions....          1,995,674            (1,838,281)
  Change in unrealized appreciation/depreciation of
    investments.............................................          7,148,784             1,682,520
                                                                   ------------          ------------
  Change in net assets from operations......................         16,659,580             8,323,789

DIVIDENDS TO TRUST SHAREHOLDERS:
  From net investment income................................         (7,438,412)           (8,321,599)

DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................            (76,384)             (157,938)

DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income................................               (335)                   --
                                                                   ------------          ------------
  Total dividends to shareholders...........................         (7,515,131)           (8,479,537)

CAPITAL TRANSACTIONS:
  Change in net assets from share transactions..............        (10,070,059)          (26,198,242)
                                                                   ------------          ------------
  Change in net assets......................................           (925,610)          (26,353,990)

NET ASSETS:
  Beginning of period.......................................        129,422,540           155,776,530
                                                                   ------------          ------------
  End of period.............................................       $128,496,930          $129,422,540
                                                                   ============          ============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
PRIME MONEY MARKET FUND

                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $ 16,112,284          $ 16,035,565
  Net realized losses on investment transactions............            (12,616)              (13,782)
                                                                   ------------          ------------
  Change in net assets from operations......................         16,099,668            16,021,783

DIVIDENDS TO TRUST SHAREHOLDERS:
  From net investment income................................         (3,524,874)           (5,794,697)

DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................        (12,587,207)          (10,240,867)

DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income................................               (203)                   --
                                                                   ------------          ------------
  Total dividends to shareholders...........................        (16,112,284)          (16,035,564)

CAPITAL TRANSACTIONS:
  Change in net assets from share transactions..............         50,572,335           103,764,699
                                                                   ------------          ------------
  Change in net assets......................................         50,559,719           103,750,918

NET ASSETS:
  Beginning of period.......................................        354,562,262           250,811,344
                                                                   ------------          ------------
  End of period.............................................       $405,121,981          $354,562,262
                                                                   ============          ============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 48

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
U.S. TREASURY OBLIGATIONS FUND

                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $  7,560,354          $  6,492,612
  Net realized losses on investment transactions............            (24,809)                 (969)
                                                                   ------------          ------------
  Change in net assets from operations......................          7,535,545             6,491,643

DIVIDENDS TO TRUST SHAREHOLDERS:
  From net investment income................................         (1,396,533)           (1,742,323)

DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income................................         (6,163,620)           (4,750,289)

DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income................................               (201)                   --
                                                                   ------------          ------------
  Total dividends to shareholders...........................         (7,560,354)           (6,492,612)

CAPITAL TRANSACTIONS:
  Change in net assets from share transactions..............         18,119,836            32,377,940
                                                                   ------------          ------------
  Change in net assets......................................         18,095,027            32,376,971

NET ASSETS:
  Beginning of period.......................................        140,835,980           108,459,009
                                                                   ------------          ------------
  End of period.............................................       $158,931,007          $140,835,980
                                                                   ============          ============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                   NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

Eureka Funds (the "Trust") was organized as a Massachusetts business trust on April 7, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Trust offers five managed investment portfolios for sale to the public. The accompanying financial statements and financial highlights are those of Eureka Equity Fund (the "Equity Fund"), Eureka Global Asset Allocation Fund (the "Global Fund"), Eureka Investment Grade Bond Fund (the "Bond Fund"), Eureka Prime Money Market Fund (the "Prime Fund"), Eureka U.S. Treasury Obligations Fund (the "U.S. Treasury Fund") (each a "Fund", and collectively, the "Funds"). Each Fund offers three classes of shares: Trust Shares, Class A Shares and Class B Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S.). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented.

SECURITIES VALUATION: Securities of the Prime and U.S. Treasury Fund (the "Money Market Funds") are valued utilizing the amortized cost method, which approximates fair market value. Under the amortized cost method, discount or premium is amortized on a constant basis (straight-line) to the maturity of the security.

Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at their latest bid quotations. If no such bid and asked prices are available, then the securities will be valued using good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds; provided however, that before any such securities are purchased for the Equity Fund, the Global Fund or the Bond Fund, the Trustees of the Eureka Funds shall be notified and given the opportunity to establish appropriate methods of determining the fair market value of such securities.

Bonds and other fixed-income securities (other than short-term obligations, but including listed securities) will be valued at the mean between their latest bid and asked quotations in such principal market. If no such bid and asked prices are available, then the securities will be valued in good faith at their fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds. Short-term debt investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Investments in securities of other mutual funds are valued at the redemption price. Securities for which market quotations are not readily available are valued at fair value determined in good faith under the general supervision of the Board of Trustees of the Eureka Funds.

STRIPPED SECURITIES: Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

REPURCHASE AGREEMENTS: The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

FOREIGN CURRENCY TRANSLATION: The Funds, other than the U.S. Treasury Fund, may invest in certain obligations or securities denominated in foreign currencies. The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Equity Fund, Global Fund, Bond Fund and Prime Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

FORWARD CURRENCY CONTRACTS: The Global Fund may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Global Fund may be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net assets on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

ORGANIZATION COSTS: Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with each Fund's commencement of operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

DIVIDENDS TO SHAREHOLDERS: Dividends from the Equity Fund's net investment income, if any, are declared and paid monthly. Dividends from the Global Fund's net investment income, if any, are declared and paid annually. Dividends from the Bond Funds' and the Money Market Funds' net investment income, if any, are declared daily and paid monthly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends are recorded by the Funds on the ex-dividend date.

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, which is to make timely distributions. Therefore, no federal income tax provision is required.

NOTE 3 -- RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Eureka Investment Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of United California Bank. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee that is calculated daily and paid monthly based on a percentage of the average net assets of each Fund as follows:

FUND                                   ANNUAL RATE
----                                   -----------
Equity Fund..........................     0.75%
Global Fund..........................     0.90%
Bond Fund............................     0.60%
Prime Fund...........................     0.30%
U.S. Treasury Fund...................     0.20%

BISYS Fund Services Limited Partnership (BISYS), a wholly owned subsidiary of The BISYS Group, Inc., serves as the administrator for the Trust pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, BISYS is entitled to a fee computed at an annual rate, subject to a $75,000 per Fund annual minimum, of 0.20% of the Trust's average daily net assets up to $500 million, 0.185% of the next $500 million, and 0.175% for amounts in excess of $1 billion.

BISYS serves as the Trust's principal underwriter and distributor (the "Distributor"). The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") with the Trust with respect to Class A Shares and Class B Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in an annual rate equal to 0.25% of the

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

average daily net assets of Class A Shares of each Fund, and an annual rate equal to 1.00% of the average daily net assets of Class B Shares of each Fund. The Distributor may voluntarily choose to waive all or a portion of its fee. The Trust has also entered into a Service Plan with BISYS with respect to Class A Shares. Pursuant to the Service Plan, the Funds will pay to BISYS a fee at an annual rate not to exceed 0.25% of the average daily net assets of Class A Shares of each Fund.

BISYS Fund Services, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., serves as fund accountant and transfer and dividend disbursing agent of the Funds for which it receives fees, which are accrued daily and paid monthly.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST
The Funds are authorized to issue and unlimited number of shares of beneficial interest with no par value. The following is a summary of transactions in Fund shares for the years ended September 30, 2001 and 2000:

                     FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                                                            GLOBAL ASSET
                                                                           EQUITY FUND                    ALLOCATION FUND
                                                                 --------------------------------   ----------------------------
                                                                     SHARES           AMOUNT           SHARES         AMOUNT
                                                                 --------------   ---------------   ------------   -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued...............................................        9,318,671   $    67,722,159      3,223,201   $  36,928,959
  Dividends reinvested........................................        5,629,660        44,466,772        364,864       4,172,435
  Shares redeemed.............................................       (8,464,987)      (70,217,341)    (2,170,874)    (22,294,317)
                                                                 --------------   ---------------   ------------   -------------
    Change....................................................        6,483,344   $    41,971,590      1,417,191   $  18,807,077
                                                                 --------------   ---------------   ------------   -------------

CLASS A SHARES:
  Shares issued...............................................           18,292   $       154,564         11,801   $     137,642
  Dividends reinvested........................................           56,889           446,592          8,454          96,368
  Shares redeemed.............................................         (101,340)         (800,100)       (88,984)       (969,176)
                                                                 --------------   ---------------   ------------   -------------
    Change....................................................          (26,159)  $      (198,944)       (68,729)  $    (735,166)
                                                                 --------------   ---------------   ------------   -------------

CLASS B SHARES:
  Shares issued...............................................            3,045   $        21,011             88   $       1,015
  Dividends reinvested........................................               --                 2             --              --
                                                                 --------------   ---------------   ------------   -------------
    Change....................................................            3,045   $        21,013             88   $       1,015
                                                                 --------------   ---------------   ------------   -------------
  Change in net assets from share transactions................        6,460,230   $    41,793,659      1,348,550   $  18,072,926
                                                                 ==============   ===============   ============   =============

                                         INVESTMENT GRADE                  PRIME MONEY                     U.S. TREASURY
                                             BOND FUND                     MARKET FUND                    OBLIGATIONS FUND
                                     -------------------------   --------------------------------   ----------------------------
                                       SHARES        AMOUNT          SHARES           AMOUNT           SHARES         AMOUNT
                                     ----------   ------------   --------------   ---------------   ------------   -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued....................   6,264,707   $ 60,890,510      313,985,842   $   313,985,842    130,738,195   $ 130,738,196
  Dividends reinvested.............     416,554      4,081,616        1,175,442         1,175,442         16,609          16,609
  Shares redeemed..................  (7,539,381)   (74,276,093)    (287,389,814)     (287,389,814)  (124,056,461)   (124,056,461)
                                     ----------   ------------   --------------   ---------------   ------------   -------------
    Change.........................    (858,120)  $ (9,303,967)      27,771,470   $    27,771,470      6,698,343   $   6,698,344
                                     ----------   ------------   --------------   ---------------   ------------   -------------

CLASS A SHARES:
  Shares issued....................       9,494   $     93,751    1,218,676,918   $ 1,218,676,918    501,570,399   $ 501,570,399
  Dividends reinvested.............       7,960         78,022        1,010,173         1,010,173         30,735          30,737
  Shares redeemed..................     (96,588)      (950,166)  (1,196,896,421)   (1,196,896,421)  (490,189,839)   (490,189,839)
                                     ----------   ------------   --------------   ---------------   ------------   -------------
    Change.........................     (79,134)  $   (778,393)      22,790,670   $    22,790,670     11,411,295   $  11,411,297
                                     ----------   ------------   --------------   ---------------   ------------   -------------

CLASS B SHARES:
  Shares issued....................       1,211   $     12,010           10,010   $        10,010         10,010   $      10,010
  Dividends reinvested.............          29            291              185               185            185             185
                                     ----------   ------------   --------------   ---------------   ------------   -------------
    Change.........................       1,240   $     12,301           10,195   $        10,195         10,195   $      10,195
                                     ----------   ------------   --------------   ---------------   ------------   -------------
  Change in net assets from share
    transactions...................    (936,014)  $(10,070,059)      50,572,335   $    50,572,335     18,119,833   $  18,119,836
                                     ==========   ============   ==============   ===============   ============   =============

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

                     FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                                                                           GLOBAL ASSET
                                                                           EQUITY FUND                   ALLOCATION FUND
                                                                  ------------------------------   ----------------------------
                                                                     SHARES           AMOUNT          SHARES         AMOUNT
                                                                  -------------   --------------   ------------   -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued................................................       5,692,679   $   66,873,307        595,231   $   7,356,896
  Dividends reinvested.........................................       1,438,087       16,521,647        227,580       2,817,458
  Shares redeemed..............................................      (4,715,913)     (55,373,446)    (1,249,279)    (15,390,211)
                                                                  -------------   --------------   ------------   -------------
    Change.....................................................       2,414,853   $   28,021,508       (426,468)  $  (5,215,857)
                                                                  -------------   --------------   ------------   -------------

CLASS A SHARES:
  Shares issued................................................          84,517   $      990,727         77,148   $     946,770
  Dividends reinvested.........................................          31,119          356,130         12,912         159,239
  Shares redeemed..............................................        (164,103)      (1,917,312)      (239,778)     (2,944,812)
                                                                  -------------   --------------   ------------   -------------
    Change.....................................................         (48,467)  $     (570,455)      (149,718)  $  (1,838,803)
                                                                  -------------   --------------   ------------   -------------
  Change in net assets from share transactions.................       2,366,386   $   27,451,053       (576,186)  $  (7,054,660)
                                                                  =============   ==============   ============   =============

                                          INVESTMENT GRADE                 PRIME MONEY                    U.S. TREASURY
                                              BOND FUND                    MARKET FUND                   OBLIGATIONS FUND
                                      -------------------------   ------------------------------   ----------------------------
                                        SHARES        AMOUNT         SHARES           AMOUNT          SHARES         AMOUNT
                                      ----------   ------------   -------------   --------------   ------------   -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued.....................   5,266,085   $ 49,592,314     333,765,473   $  333,765,473     99,421,666   $  99,421,666
  Dividends reinvested..............     515,746      4,832,441       1,236,124        1,236,124         25,700          25,700
  Shares redeemed...................  (8,414,810)   (78,789,508)   (482,231,035)    (482,231,035)  (186,055,605)   (186,055,605)
                                      ----------   ------------   -------------   --------------   ------------   -------------
    Change..........................  (2,632,979)  $(24,364,753)   (147,229,438)  $ (147,229,438)   (86,608,239)  $ (86,608,239)
                                      ----------   ------------   -------------   --------------   ------------   -------------

CLASS A SHARES:
  Shares issued.....................     123,365   $  1,155,878   1,092,176,080   $1,092,176,080    400,945,392   $ 400,945,392
  Dividends reinvested..............      17,072        160,357         651,432          651,432         43,711          43,711
  Shares redeemed...................    (335,302)    (3,149,724)   (841,833,375)    (841,833,375)  (282,002,924)   (282,002,924)
                                      ----------   ------------   -------------   --------------   ------------   -------------
    Change..........................    (194,865)  $ (1,833,489)    250,994,137   $  250,994,137    118,986,179   $ 118,986,179
                                      ----------   ------------   -------------   --------------   ------------   -------------
  Change in net assets from share
    transactions....................  (2,827,844)  $(26,198,242)    103,764,699   $  103,764,699     32,377,940   $  32,377,940
                                      ==========   ============   =============   ==============   ============   =============

NOTE 5 -- INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2001 were as follows:

                         PURCHASES        SALES
                        ------------   ------------
Equity Fund...........  $197,331,453   $200,345,269
Global Fund...........    77,117,761     61,740,966
Bond Fund.............    80,801,709     90,491,688

NOTE 6 -- FEDERAL INCOME TAX INFORMATION

As of September 30, 2001, for federal income purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any:

                                  AMOUNT    EXPIRES
                                 --------   -------
Global Fund....................  $133,681    2009
Bond Fund......................   251,201    2008
Prime Fund.....................     8,176    2007
                                   38,392    2008
                                   13,445    2009
U.S. Treasury Fund.............     2,256    2007
                                    9,612    2008
                                       33    2009

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Capital losses incurred within the Funds' fiscal year, but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                           AMOUNT
                                          --------
Global Fund............................   $379,858
Prime Fund.............................     12,331
U.S. Treasury Fund.....................     24,960

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2001 qualify for the corporate dividends received deduction for the following funds:

                                         PERCENTAGE
                                         ----------
Equity Fund...........................     59.03%
Global Fund...........................     27.75%

The Funds hereby make the following designations regarding its fiscal year ended September 30, 2001:

                        LONG TERM     DIVIDENDS RECEIVED
                       CAPITAL GAIN    DEDUCTION (% OF
                       (PER SHARE)    INCOME DIVIDENDS)
                       ------------   ------------------
Equity Fund..........      2.59             59.03%
Global Fund..........      0.46             27.75%

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1999 DIV which will be sent to you separately in January 2002.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
EQUITY FUND

                                                                TRUST SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............       $  11.53              $  12.03              $  10.96              $  10.00
                                 --------              --------              --------              --------
INVESTMENT ACTIVITIES:
  Net investment income...           0.02                  0.02                  0.04                  0.05
  Net realized and
    unrealized
    gains/(losses) on
    investments...........          (2.58)                 1.20                  2.56                  0.96
                                 --------              --------              --------              --------
    Total from Investment
      Activities..........          (2.56)                 1.22                  2.60                  1.01
                                 --------              --------              --------              --------

LESS DIVIDENDS FROM:
  Net investment income...          (0.02)                (0.02)                (0.04)                (0.05)
  Net realized gains......          (2.85)                (1.70)                (1.49)                   --
                                 --------              --------              --------              --------
    Total Dividends.......          (2.87)                (1.72)                (1.53)                (0.05)
                                 --------              --------              --------              --------
Change in net asset value
  per share...............          (5.43)                (0.50)                 1.07                  0.96
                                 --------              --------              --------              --------
NET ASSET VALUE, END OF
  PERIOD..................       $   6.10              $  11.53              $  12.03              $  10.96
                                 ========              ========              ========              ========
TOTAL RETURN..............         (27.86)%               10.26%                24.72%                10.08%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........       $149,831              $208,379              $188,259              $170,652
Ratios to average net
  assets:
  Expenses................           1.05%                 0.96%                 0.99%                 1.03%(b)
  Net investment income...           0.20%                 0.20%                 0.32%                 0.47%(b)
  Expenses (c)............           1.08%                 1.06%                 1.09%                 1.13%(b)
Portfolio Turnover Rate
  (d).....................            116%                   84%                   46%                   57%

---------------

 * From the commencement of operations on November 1, 1997.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
EQUITY FUND

                                                               CLASS A SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............        $11.48                $11.99                $10.94                $10.87
                                  ------                ------                ------                ------
INVESTMENT ACTIVITIES:
  Net investment
    income/(loss).........         (0.01)                (0.01)                 0.01                  0.02
  Net realized and
    unrealized
    gains/(losses) on
    investments...........         (2.55)                 1.21                  2.55                  0.07
                                  ------                ------                ------                ------
    Total from Investment
      Activities..........         (2.56)                 1.20                  2.56                  0.09
                                  ------                ------                ------                ------

LESS DIVIDENDS FROM:
  Net investment income...         (0.01)                (0.01)                (0.01)                (0.02)
  In excess of net
    investment income.....            --                    --                 (0.01)                   --
  Net realized gains......         (2.85)                (1.70)                (1.49)                   --
                                  ------                ------                ------                ------
    Total Dividends.......         (2.86)                (1.71)                (1.51)                (0.02)
                                  ------                ------                ------                ------
Change in net asset value
  per share...............         (5.42)                (0.51)                 1.05                  0.07
                                  ------                ------                ------                ------
NET ASSET VALUE, END OF
  PERIOD..................        $ 6.06                $11.48                $11.99                $10.94
                                  ======                ======                ======                ======
TOTAL RETURN (a)..........        (27.98)%               10.04%                24.34%                 0.83%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........        $  864                $1,937                $2,604                $1,287
Ratios to average net
  assets:
  Expenses................          1.30%                 1.21%                 1.23%                 1.28%(c)
  Net investment income...         (0.06)%               (0.05)%                0.08%                 0.13%(c)
  Expenses (d)............          1.59%                 1.56%                 1.58%                 1.63%(c)
Portfolio Turnover Rate
  (e).....................           116%                   84%                   46%                   57%

---------------

 * From the commencement of operations on February 3, 1998.

(a) Total return excludes sales charges.

(b) Not annualized.

(c) Annualized.
(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 56

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
EQUITY FUND

                                                                  CLASS B SHARES
                                                                -------------------
                                                                   PERIOD ENDED
                                                                SEPTEMBER 30, 2001*
                                                                -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $  7.93
                                                                      -------
INVESTMENT ACTIVITIES:
  Net investment loss.......................................            (0.03)
  Net realized and unrealized losses on investments.........            (1.86)
                                                                      -------
    Total from Investment Activities........................            (1.89)
                                                                      -------

LESS DIVIDENDS FROM:
  Net investment income.....................................               --(a)
                                                                      -------
Change in net asset value per share.........................            (1.89)
                                                                      -------
NET ASSET VALUE, END OF PERIOD..............................          $  6.04
                                                                      =======
TOTAL RETURN (b)............................................           (23.82)%(c)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (in thousands)....................          $    18
Ratios to average net assets:
  Expenses..................................................             2.09%(d)
  Net investment income.....................................            (0.75)%(d)
Portfolio Turnover Rate (e).................................              116%

---------------

 * From the commencement of operations on February 2, 2001.

(a) Distribution per share was less than $0.005.

(b) Total return excludes redemption charges.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
GLOBAL ASSET ALLOCATION FUND

                                                                TRUST SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............       $ 12.25               $ 11.97               $ 10.51                $ 10.00
                                 -------               -------               -------                -------
INVESTMENT ACTIVITIES:
  Net investment income...          0.13                  0.20                  0.17                   0.15
  Net realized and
    unrealized
    gains/(losses) on
    investments...........         (2.17)                 0.69                  1.51                   0.38
                                 -------               -------               -------                -------
    Total from Investment
      Activities..........         (2.04)                 0.89                  1.68                   0.53
                                 -------               -------               -------                -------

LESS DIVIDENDS FROM:
  Net investment income...         (0.17)                (0.20)                (0.15)                 (0.02)
  Net realized gains......         (0.47)                (0.41)                (0.07)                    --
                                 -------               -------               -------                -------
    Total Dividends.......         (0.64)                (0.61)                (0.22)                 (0.02)
                                 -------               -------               -------                -------
Change in net asset value
  per share...............         (2.68)                 0.28                  1.46                   0.51
                                 -------               -------               -------                -------
NET ASSET VALUE, END OF
  PERIOD..................       $  9.57               $ 12.25               $ 11.97                $ 10.51
                                 =======               =======               =======                =======
TOTAL RETURN..............        (17.44)%                7.43%                16.09%                  5.34%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........       $75,895               $79,801               $83,111                $66,793
Ratios to average net
  assets:
  Expenses................          1.42%                 1.24%                 1.30%                  1.44%(b)
  Net investment income...          1.30%                 1.60%                 1.51%                  1.53%(b)
  Expenses (c)............          1.46%                 1.34%                 1.40%                  1.54%(b)
Portfolio Turnover Rate
  (d).....................            72%                   28%                   29%                    35%

---------------

 * From the commencement of operations on November 1, 1997.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 58

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
GLOBAL ASSET ALLOCATION FUND

                                                               CLASS A SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............        $12.21                $11.93                $10.49                $10.31
                                  ------                ------                ------                ------
INVESTMENT ACTIVITIES:
  Net investment income...          0.12                  0.17                  0.14                  0.05
  Net realized and
    unrealized
    gains/(losses) on
    investments...........         (2.19)                 0.69                  1.51                  0.13
                                  ------                ------                ------                ------
    Total from Investment
      Activities..........         (2.07)                 0.86                  1.65                  0.18
                                  ------                ------                ------                ------

LESS DIVIDENDS FROM:
  Net investment income...         (0.13)                (0.17)                (0.14)                   --
  Net realized gains......         (0.47)                (0.41)                (0.07)                   --
                                  ------                ------                ------                ------
    Total Dividends.......         (0.60)                (0.58)                (0.21)                   --
                                  ------                ------                ------                ------
Change in net asset value
  per share...............         (2.67)                 0.28                  1.44                  0.18
                                  ------                ------                ------                ------
NET ASSET VALUE, END OF
  PERIOD..................        $ 9.54                $12.21                $11.93                $10.49
                                  ======                ======                ======                ======
TOTAL RETURN (a)..........        (17.70)%                7.18%                15.81%                 1.75%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........        $  962                $2,069                $3,810                $1,775
Ratios to average net
  assets:
  Expenses................          1.67%                 1.49%                 1.53%                 1.73%(c)
  Net investment income...          1.05%                 1.35%                 1.33%                 1.27%(c)
  Expenses (d)............          1.96%                 1.84%                 1.88%                 2.08%(c)
Portfolio Turnover Rate
  (e).....................            72%                   28%                   29%                   35%

---------------

 * From the commencement of operations on February 3, 1998.

(a) Total return excludes sales charges.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
GLOBAL ASSET ALLOCATION FUND

                                                                 CLASS B SHARES
                                                               -------------------
                                                                  PERIOD ENDED
                                                               SEPTEMBER 30, 2001*
                                                               -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 11.35
                                                                     -------
INVESTMENT ACTIVITIES:
  Net realized and unrealized losses on investments.........           (1.81)
                                                                     -------
Change in net asset value per share.........................           (1.81)
                                                                     -------
NET ASSET VALUE, END OF PERIOD..............................         $  9.54
                                                                     =======
TOTAL RETURN (a)............................................          (15.95)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (in thousands)....................         $     1
Ratios to average net assets:
  Expenses..................................................            2.54%(c)
  Net investment income.....................................            0.16%(c)
Portfolio Turnover Rate (d).................................              72%

---------------

 * From the commencement of operations on February 2, 2001.

(a) Total return excludes redemption charges.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 60

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND

                                                                TRUST SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............       $   9.53              $   9.49              $  10.40              $  10.00
                                 --------              --------              --------              --------
INVESTMENT ACTIVITIES:
  Net investment income...           0.54                  0.55                  0.53                  0.50
  Net realized and
    unrealized
    gains/(losses) on
    investments...........           0.63                  0.04                 (0.67)                 0.40
                                 --------              --------              --------              --------
    Total from Investment
      Activities..........           1.17                  0.59                 (0.14)                 0.90
                                 --------              --------              --------              --------

LESS DIVIDENDS FROM:
  Net investment income...          (0.54)                (0.55)                (0.53)                (0.50)
  Net realized gains......             --                    --                 (0.21)                   --
  In excess of net
    realized gains........             --                    --                 (0.03)                   --
                                 --------              --------              --------              --------
    Total Dividends.......          (0.54)                (0.55)                (0.77)                (0.50)
                                 --------              --------              --------              --------
Change in net asset value
  per share...............           0.63                  0.04                 (0.91)                 0.40
                                 --------              --------              --------              --------
NET ASSET VALUE, END OF
  PERIOD..................       $  10.16              $   9.53              $   9.49              $  10.40
                                 ========              ========              ========              ========
TOTAL RETURN..............          12.62%                 6.48%                (1.36)%                9.31%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........       $127,346              $127,599              $152,106              $145,194
Ratios to average net
  assets:
  Expenses................           0.91%                 0.84%                 0.87%                 0.90%(b)
  Net investment income...           5.53%                 5.86%                 5.43%                 5.46%(b)
  Expenses (c)............           0.95%                 0.94%                 0.97%                 1.00%(b)
Portfolio Turnover Rate
  (d).....................             61%                   58%                   52%                   54%

---------------

 * From the commencement of operations on November 1, 1997.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND

                                                                CLASS A SHARES
                             -------------------------------------------------------------------------------------
                                 YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                             SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                             ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................        $ 9.55                $ 9.51                $10.42                $10.10
                                   ------                ------                ------                ------
INVESTMENT ACTIVITIES:
  Net investment income....          0.52                  0.53                  0.51                  0.36
  Net realized and
    unrealized
    gains/(losses) on
    investments............          0.63                  0.04                 (0.67)                 0.32
                                   ------                ------                ------                ------
    Total from Investment
      Activities...........          1.15                  0.57                 (0.16)                 0.68
                                   ------                ------                ------                ------

LESS DIVIDENDS FROM:
  Net investment income....         (0.52)                (0.53)                (0.51)                (0.36)
  Net realized gains.......            --                    --                 (0.21)                   --
  In excess of net realized
    gains..................            --                    --                 (0.03)                   --
                                   ------                ------                ------                ------
    Total Dividends........         (0.52)                (0.53)                (0.75)                (0.36)
                                   ------                ------                ------                ------
Change in net asset value
  per share................          0.63                  0.04                 (0.91)                 0.32
                                   ------                ------                ------                ------
NET ASSET VALUE, END OF
  PERIOD...................        $10.18                $ 9.55                $ 9.51                $10.42
                                   ======                ======                ======                ======
TOTAL RETURN (a)...........         12.32%                 6.20%                (1.58)%                6.89%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)...........        $1,139                $1,824                $3,670                $1,272
Ratios to average net
  assets:
  Expenses.................          1.16%                 1.09%                 1.10%                 1.14%(c)
  Net investment income....          5.30%                 5.61%                 5.18%                 4.99%(c)
  Expenses (d).............          1.45%                 1.44%                 1.45%                 1.49%(c)
Portfolio Turnover Rate
  (e)......................            61%                   58%                   52%                   54%

---------------

 * From the commencement of operations on February 3, 1998.

(a) Total return excludes sales charges.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 62

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND

                                                                 CLASS B SHARES
                                                               -------------------
                                                                  PERIOD ENDED
                                                               SEPTEMBER 30, 2001*
                                                               -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 9.90
                                                                     ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................           0.29
  Net realized and unrealized gains on investments..........           0.28
                                                                     ------
    Total from Investment Activities........................           0.57
                                                                     ------

LESS DIVIDENDS FROM:
  Net investment income.....................................          (0.29)
                                                                     ------
    Total Dividends.........................................          (0.29)
                                                                     ------
Change in net asset value per share.........................           0.28
                                                                     ------
NET ASSET VALUE, END OF PERIOD..............................         $10.18
                                                                     ======
TOTAL RETURN (A)............................................           5.85%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (in thousands)....................         $   13
Ratios to average net assets:
  Expenses..................................................           1.94%(c)
  Net investment income.....................................           4.39%(c)
Portfolio Turnover Rate (d).................................             61%

---------------

 * From the commencement of operations on February 2, 2001.

(a) Total return excludes redemption charges.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

                                                                 TRUST SHARES
                             -------------------------------------------------------------------------------------
                                 YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                             SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                             ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................       $   1.00              $  1.00               $   1.00              $   1.00
                                  --------              -------               --------              --------
INVESTMENT ACTIVITIES:
  Net investment income....           0.05                 0.06                   0.05                  0.05
                                  --------              -------               --------              --------
    Total from Investment
      Activities...........           0.05                 0.06                   0.05                  0.05
                                  --------              -------               --------              --------

LESS DIVIDENDS FROM:
  Net investment income....          (0.05)               (0.06)                 (0.05)                (0.05)
                                  --------              -------               --------              --------
    Total Dividends........          (0.05)               (0.06)                 (0.05)                (0.05)
                                  --------              -------               --------              --------
Change in net asset value
  per share................             --                   --                     --                    --
                                  --------              -------               --------              --------
NET ASSET VALUE, END OF
  PERIOD...................       $   1.00              $  1.00               $   1.00              $   1.00
                                  ========              =======               ========              ========
TOTAL RETURN...............           4.83%                5.82%                  4.74%                 4.84%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)...........       $102,119              $74,350               $221,565              $144,806
Ratios to average net
  assets:
  Expenses.................           0.57%                0.46%                  0.51%                 0.49%(b)
  Net investment income....           4.75%                5.56%                  4.64%                 5.17%(b)
  Expenses (c).............           0.62%                0.63%                  0.67%                 0.69%(b)

---------------

 * From the commencement of operations on November 1, 1997.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 64

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

                                                               CLASS A SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............       $   1.00              $   1.00              $  1.00                $ 1.00
                                 --------              --------              -------                ------
INVESTMENT ACTIVITIES:
  Net investment income...           0.04                  0.05                 0.04                  0.03
                                 --------              --------              -------                ------
    Total from Investment
      Activities..........           0.04                  0.05                 0.04                  0.03
                                 --------              --------              -------                ------

LESS DIVIDENDS FROM:
  Net investment income...          (0.04)                (0.05)               (0.04)                (0.03)
                                 --------              --------              -------                ------
    Total Dividends.......          (0.04)                (0.05)               (0.04)                (0.03)
                                 --------              --------              -------                ------
Change in net asset value
  per share...............             --                    --                   --                    --
                                 --------              --------              -------                ------
NET ASSET VALUE, END OF
  PERIOD..................       $   1.00              $   1.00              $  1.00                $ 1.00
                                 ========              ========              =======                ======
TOTAL RETURN..............           4.57%                 5.56%                4.48%                 2.93%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........       $302,993              $280,212              $29,246                $8,514
Ratios to average net
  assets:
  Expenses................           0.82%                 0.71%                0.76%                 0.75%(b)
  Net investment income...           4.42%                 5.54%                4.42%                 4.88%(b)
  Expenses (c)............           1.12%                 1.13%                1.17%                 1.20%(b)

---------------

 * From the commencement of operations on February 3, 1998.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

                                                                 CLASS B SHARES
                                                               -------------------
                                                                  PERIOD ENDED
                                                               SEPTEMBER 30, 2001*
                                                               -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 1.00
                                                                     ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................           0.02
                                                                     ------
    Total from Investment Activities........................           0.02
                                                                     ------

LESS DIVIDENDS FROM:
  Net investment income.....................................          (0.02)
                                                                     ------
    Total Dividends.........................................          (0.02)
                                                                     ------
Change in net asset value per share.........................             --
                                                                     ------
NET ASSET VALUE, END OF PERIOD..............................         $ 1.00
                                                                     ======
TOTAL RETURN (A)............................................           2.03%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (in thousands)....................         $   10
Ratios to average net assets:
  Expenses..................................................           1.62%(c)
  Net investment income.....................................           3.03%(c)

---------------

 * From the commencement of operations on February 1, 2001.

(a) Total return excludes redemption charges.

(b) Not annualized.

(c) Annualized.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 66

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
U.S. TREASURY OBLIGATIONS FUND

                                                                TRUST SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............       $  1.00               $  1.00               $   1.00              $   1.00
                                 -------               -------               --------              --------
INVESTMENT ACTIVITIES:
  Net investment income...          0.05                  0.05                   0.04                  0.05
                                 -------               -------               --------              --------
    Total from Investment
      Activities..........          0.05                  0.05                   0.04                  0.05
                                 -------               -------               --------              --------

LESS DIVIDENDS FROM:
  Net investment income...         (0.05)                (0.05)                 (0.04)                (0.05)
                                 -------               -------               --------              --------
    Total Dividends.......         (0.05)                (0.05)                 (0.04)                (0.05)
                                 -------               -------               --------              --------
Change in net asset value
  per share...............            --                    --                     --                    --
                                 -------               -------               --------              --------
NET ASSET VALUE, END OF
  PERIOD..................       $  1.00               $  1.00               $   1.00              $   1.00
                                 =======               =======               ========              ========
TOTAL RETURN..............          4.77%                 5.53%                  4.52%                 4.70%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........       $24,642               $17,948               $104,553              $101,300
Ratios to average net
  assets:
  Expenses................          0.51%                 0.45%                  0.46%                 0.47%(b)
  Net investment income...          4.59%                 5.15%                  4.42%                 5.08%(b)
  Expenses (c)............          0.54%                 0.55%                  0.56%                 0.61%(b)

---------------

 * From the commencement of operations on November 1, 1997.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
U.S. TREASURY OBLIGATIONS FUND

                                                               CLASS A SHARES
                            -------------------------------------------------------------------------------------
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
                            ------------------    ------------------    ------------------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............       $   1.00              $   1.00               $ 1.00                $ 1.00
                                 --------              --------               ------                ------
  Investment Activities:
  Net investment income...           0.04                  0.05                 0.04                  0.03
                                 --------              --------               ------                ------
    Total from Investment
      Activities..........           0.04                  0.05                 0.04                  0.03
                                 --------              --------               ------                ------

LESS DIVIDENDS FROM:
  Net investment income...          (0.04)                (0.05)               (0.04)                (0.03)
                                 --------              --------               ------                ------
    Total Dividends.......          (0.04)                (0.05)               (0.04)                (0.03)
                                 --------              --------               ------                ------
Change in net asset value
  per share...............             --                    --                   --                    --
                                 --------              --------               ------                ------
NET ASSET VALUE, END OF
  PERIOD..................       $   1.00              $   1.00               $ 1.00                $ 1.00
                                 ========              ========               ======                ======
TOTAL RETURN..............           4.51%                 5.26%                4.26%                 3.02%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (in thousands)..........       $134,279              $122,888               $3,906                $  720
Ratios to average net
  assets:
  Expenses................           0.76%                 0.70%                0.70%                 0.72%(b)
  Net investment income...           4.43%                 5.24%                4.25%                 4.76%(b)
  Expenses (c)............           1.05%                 1.05%                1.06%                 1.10%(b)

---------------

 * From the commencement of operations on February 3, 1998.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 68

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
U.S. TREASURY OBLIGATIONS FUND

                                                                 CLASS B SHARES
                                                               -------------------
                                                                  PERIOD ENDED
                                                               SEPTEMBER 30, 2001*
                                                               -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 1.00
                                                                     ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................           0.02
                                                                     ------
    Total from Investment Activities........................           0.02
                                                                     ------

LESS DIVIDENDS FROM:
  Net investment income.....................................          (0.02)
                                                                     ------
    Total Dividends.........................................          (0.02)
                                                                     ------
Change in net asset value per share.........................             --
                                                                     ------
NET ASSET VALUE, END OF PERIOD..............................         $ 1.00
                                                                     ======
TOTAL RETURN (A)............................................           2.01%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (in thousands)....................         $   10
Ratios to average net assets:
  Expenses..................................................           1.55%(c)
  Net investment income.....................................           3.00%(c)

---------------

 * From the commencement of operations on February 1, 2001.

(a) Total return excludes redemption charges.

(b) Not annualized.

(c) Annualized.

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Eureka Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Eureka Funds (comprised of Equity Fund, Global Asset Allocation Fund, Investment Grade Bond Fund, Prime Money Market Fund, and U.S. Treasury Obligations Fund) (the Funds) as of September 30, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Eureka Funds at September 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Columbus, Ohio
November 16, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES AND OFFICERS                                       INVESTMENT ADVISER
                                                            Eureka Investment Advisors, Inc.
Howard Gould                                                601 S. Figueroa Street
Chairman of the Board                                       Los Angeles, California 90017

Takashi Muraoka                                             ADMINISTRATOR AND DISTRIBUTOR
Trustee                                                     BISYS Fund Services
                                                            3435 Stelzer Road
Walter F. Beran                                             Columbus, Ohio 43219
Trustee
                                                            LEGAL COUNSEL
David L. Buell                                              Ropes & Gray
Trustee                                                     One Franklin Square
                                                            1301 K Street, N.W.
Donald H. Livingstone                                       Suite 800 East
Trustee                                                     Washington, DC 20005

Gregory T. Maddox                                           TRANSFER AGENT
President                                                   BISYS Fund Services, Inc.
                                                            3435 Stelzer Road
Greg Maddox                                                 Columbus, Ohio 43219
Vice President
                                                            AUDITORS
Mark Sichley                                                Ernst & Young, LLP
Vice President                                              1100 Huntington Center
                                                            41 South High Street
Martin R. Dean                                              Columbus, Ohio 43215
Secretary
                                                            CUSTODIAN
Alaina V. Metz                                              The Bank of New York
Assistant Secretary                                         100 Church Street
                                                            New York, NY 10286
Nadeem Yousaf
Treasurer

This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services. Eureka Investment Advisors, Inc. is the investment adviser to the Funds and receives fees for those services.

EUR-0038-901                                                               11/01